                                                                EXHIBIT 10.92(a)




                               FINANCING AGREEMENT

                           Dated as of August 15, 2000



                                  by and among

                         OUTSOURCE INTERNATIONAL, INC.,

                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.,

                           OUTSOURCE FRANCHISING, INC.

                           GUARDIAN EMPLOYER EAST, LLC

                                       AND

                          GUARDIAN EMPLOYER WEST, LLC,

                                  as Borrowers,

         THE SUBSIDIARIES OF OUTSOURCE INTERNATIONAL, INC. PARTY HERETO,

                                 as Guarantors,

           THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,

                                   as Lenders,

                               ABLECO FINANCE LLC,

                              as Collateral Agent,

                                       and

                       THE CIT GROUP/BUSINESS CREDIT, INC.

                             as Administrative Agent

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I   DEFINITIONS; CERTAIN TERMS......................................................................    2

       SECTION 1.01.   Definitions..........................................................................    2
       SECTION 1.02.   Terms Generally......................................................................   25
       SECTION 1.03.   Accounting and Other Terms...........................................................   26
       SECTION 1.04.   Time References......................................................................   26

ARTICLE II   THE LOANS......................................................................................   26

       SECTION 2.01.   Commitments..........................................................................   26
       SECTION 2.02.   Making the Loans.....................................................................   27
       SECTION 2.03.   Notes; Repayment of Loans............................................................   30
       SECTION 2.04.   Interest.............................................................................   31
                              (a)   Term Loans..............................................................   31
                              (b)   Revolving Loans.........................................................   31
                              (c)   Default Interest........................................................   31
                              (d)   Interest Payment........................................................   32
                              (e)   General.................................................................   32
       SECTION 2.05.   Reduction of Commitment; Prepayment of Loans.........................................   32
                              (a)   Reduction of Commitments................................................   32
                              (b)   Optional Prepayment.....................................................   32
                              (c)   Mandatory Prepayment....................................................   33
                              (d)   Application of Payments.................................................   35
                              (e)   Interest and Fees.......................................................   35
                              (f)   Cumulative Prepayments..................................................   35
       SECTION 2.06.   Fees.................................................................................   35
                              (a)   Closing Fee.............................................................   35
                              (b)   Unused Line Fee.........................................................   35
                              (c)   Loan Servicing Fee......................................................   35
       SECTION 2.07.   Securitization.......................................................................   36
       SECTION 2.08.   Taxes................................................................................   36

ARTICLE III   LETTERS OF CREDIT.............................................................................   38

       SECTION 3.01.   Letter of Credit Guaranty............................................................   38
       SECTION 3.02.   Participations.......................................................................   40
                              (a)   Purchase of Participations..............................................   40
                              (b)   Sharing of Payments.....................................................   40
                              (c)   Obligations Irrevocable.................................................   40
       SECTION 3.03.   Support Letter of Credit.............................................................   41
                              (a)   Request for Issuance....................................................   41
                              (b)   Letter of Credit Fees...................................................   41

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
ARTICLE IV   FEES, PAYMENTS AND OTHER COMPENSATION..........................................................   42

       SECTION 4.01.   Audit and Collateral Monitoring Fees.................................................   42
       SECTION 4.02.   Payments; Computations and Statements................................................   42
       SECTION 4.03.   Sharing of Payments, Etc.............................................................   43
       SECTION 4.04.   Apportionment of Payments............................................................   44
       SECTION 4.05.   Increased Costs and Reduced Return...................................................   45
       SECTION 4.06.   Joint and Several Liability of the Borrowers.........................................   46

ARTICLE V   CONDITIONS TO LOANS.............................................................................   47

       SECTION 5.01.   Conditions Precedent to Effectiveness................................................   47
                              (a)   Payment of Fees, Etc....................................................   47
                              (b)   Representations and Warranties; No Event of Default.....................   48
                              (c)   Legality................................................................   48
                              (d)   Delivery of Documents...................................................   48
                              (e)   Material Adverse Change.................................................   50
                              (f)   Proceedings; Receipt of Documents.......................................   51
                              (g)   Management Reference Checks.............................................   51
                              (h)   Due Diligence...........................................................   51
                              (i)   Availability............................................................   51
                              (j)   Warrant Stock...........................................................   51
                              (k)   Existing Credit Facilities..............................................   51
       SECTION 5.02.   Conditions Precedent to all Loans and the Support Letter of Credit...................   52
                              (a)   Payment of Fees, Etc....................................................   52
                              (b)   Representations and Warranties; No Event of Default.....................   52
                              (c)   Legality................................................................   52
                              (d)   Notices; Borrowing Base Certificate.....................................   52
                              (e)   Delivery of Documents...................................................   52
                              (f)   Proceedings; Receipt of Documents.......................................   53

ARTICLE VI   REPRESENTATIONS AND WARRANTIES.................................................................   53

       SECTION 6.01.   Representations and Warranties.......................................................   53
                              (a)   Organization, Good Standing, Etc........................................   53
                              (b)   Capitalization..........................................................   53
                              (c)   Authorization, Etc......................................................   53
                              (d)   Governmental Approvals..................................................   54
                              (e)   Enforceability of Loan Documents........................................   54
                              (f)   Subsidiaries............................................................   54
                              (g)   Litigation..............................................................   54
                              (h)   Financial Condition.....................................................   54
                              (i)   Compliance with Law, Etc................................................   55
                              (j)   ERISA...................................................................   55


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
                              (k)   Taxes, Etc..............................................................   56
                              (l)   Regulation U............................................................   56
                              (m)   Nature of Business......................................................   56
                              (n)   Adverse Agreements, Etc.................................................   56
                              (o)   Permits, Etc............................................................   56
                              (p)   Properties..............................................................   56
                              (q)   Full Disclosure.........................................................   57
                              (r)   Intentionally Omitted...................................................   57
                              (s)   Operating Lease Obligations.............................................   57
                              (t)   Environmental Matters...................................................   57
                              (u)   Insurance...............................................................   58
                              (v)   Use of Proceeds.........................................................   58
                              (w)   Solvency................................................................   58
                              (x)   Location of Bank Accounts...............................................   58
                              (y)   Intellectual Property...................................................   58
                              (z)   Material Contracts......................................................   59
                              (aa)  Holding Company and Investment Company Acts.............................   59
                              (bb)  Employee and Labor Matters..............................................   59
                              (cc)  Customers and Suppliers.................................................   59
                              (dd)  No Bankruptcy Filing....................................................   59
                              (ee)  Place of Business; Chief Executive Office; Location of
                                     Equipment..............................................................   59
                              (ff)  Tradenames..............................................................   60
                              (gg)  Security Interests......................................................   60
                              (hh)  Schedules...............................................................   60
                              (ii)  Representations and Warranties in Documents; No Default.................   60
                              (jj)  Issuance of Securities..................................................   60
                              (kk)  No General Solicitation.................................................   60
                              (ll)  No Integrated Offering..................................................   60

ARTICLE VII   COVENANTS OF THE BORROWER.....................................................................   61

       SECTION 7.01.   Affirmative Covenants................................................................   61
                              (a)   Reporting Requirements..................................................   61
                              (b)   Additional Guaranties and Collateral Security...........................   65
                              (c)   Compliance with Laws, Etc...............................................   65
                              (d)   Preservation of Existence, Etc..........................................   66
                              (e)   Keeping of Records and Books of Account.................................   66
                              (f)   Inspection Rights.......................................................   66
                              (g)   Maintenance of Properties, Etc..........................................   66
                              (h)   Maintenance of Insurance................................................   66
                              (i)   Obtaining of Permits, Etc...............................................   67
                              (j)   Environmental...........................................................   67
                              (k)   Further Assurances......................................................   68
                              (l)   Change in Collateral; Collateral Records................................   68

                              (m)   Landlord Waivers; Collateral Access Agreements..........................   68
                              (n)   Subordination...........................................................   68
                              (o)   After Acquired Real Property............................................   68
                              (p)   Fiscal Year; Fiscal Quarter.............................................   69
                              (q)   Borrowing Base..........................................................   69
                              (r)   Lockbox Agreement.......................................................   69
                              (s)   Landlord Waiver.........................................................   70
                              (t)   Mortgages...............................................................   70
                              (u)   Acquisition Notes.......................................................   70
       SECTION 7.02.   Negative Covenants...................................................................   70
                              (a)   Liens, Etc..............................................................   70
                              (b)   Indebtedness............................................................   70
                              (c)   Fundamental Changes.....................................................   70
                              (d)   Change in Nature of Business............................................   71
                              (e)   Loans, Advances, Investments, Etc.......................................   71
                              (f)   Lease Obligations.......................................................   71
                              (g)   Capital Expenditures....................................................   72
                              (h)   Restricted Payments.....................................................   72
                              (i)   Federal Reserve Regulations.............................................   73
                              (j)   Transactions with Affiliates............................................   73
                              (k)   Limitations on Dividends and Other Payment Restrictions
                                      Affecting Subsidiaries................................................   73
                              (l)   Limitation on Issuance of Capital Stock.................................   73
                              (m)   Modifications of Indebtedness, Organizational Documents
                                      and Certain Other Agreements; Etc.....................................   74
                              (n)   Investment Company Act of 1940..........................................   74
                              (o)   Compromise of Accounts Receivable.......................................   74
                              (p)   Environmental...........................................................   75
                              (q)   Certain Agreements......................................................   75
       SECTION 7.03.   Financial Covenants..................................................................   75
                              (a)   Fixed Charge Coverage...................................................   75
                              (b)   Consolidated EBITDA.....................................................   75
                              (c)   Leverage Ratio..........................................................   76
                              (e)   Tangible Net Worth......................................................   76

ARTICLE VIII   MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL................   77

       SECTION 8.01.   Collection of Accounts Receivable; Management of Collateral..........................   77
       SECTION 8.02.   Accounts Receivable Documentation....................................................   79
       SECTION 8.03.   Status of Accounts Receivable and Other Collateral...................................   79
       SECTION 8.04.   Collateral Custodian.................................................................   80


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

ARTICLE IX   EVENTS OF DEFAULT..............................................................................   80

       SECTION 9.01.   Events of Default....................................................................   80

ARTICLE X   AGENT...........................................................................................   83

       SECTION 10.01.   Appointment.........................................................................   83
       SECTION 10.02.   Nature of Duties....................................................................   84
       SECTION 10.03.   Rights, Exculpation, Etc............................................................   84
       SECTION 10.04.   Reliance............................................................................   85
       SECTION 10.05.   Indemnification.....................................................................   85
       SECTION 10.06.   Agents Individually.................................................................   86
       SECTION 10.07.   Successor Agent.....................................................................   86
       SECTION 10.08.   Collateral Matters..................................................................   86

ARTICLE XI   GUARANTY.......................................................................................   88

       SECTION 11.01.   Guaranty; Limitation of Liability...................................................   88
       SECTION 11.02.   Guaranty Absolute...................................................................   89
       SECTION 11.03.   Waiver..............................................................................   90
       SECTION 11.04.   Continuing Guaranty; Assignments....................................................   90
       SECTION 11.05.   Subrogation.........................................................................   91

ARTICLE XII   MISCELLANEOUS.................................................................................   91

       SECTION 12.01.   Notices, Etc........................................................................   91
       SECTION 12.02.   Amendments, Etc.....................................................................   93
       SECTION 12.03.   No Waiver; Remedies, Etc............................................................   94
       SECTION 12.04.   Expenses; Taxes; Attorneys' Fees....................................................   94
       SECTION 12.05.   Right of Set-off....................................................................   95
       SECTION 12.06.   Severability........................................................................   95
       SECTION 12.07.   Assignments and Participations......................................................   95
       SECTION 12.08.   Counterparts........................................................................   98
       SECTION 12.09.   GOVERNING LAW.......................................................................   98
       SECTION 12.10.   CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE...............................   98
       SECTION 12.11.   WAIVER OF JURY TRIAL, ETC...........................................................   99
       SECTION 12.12.   Consent by the Agents and Lenders...................................................   99
       SECTION 12.13.   No Party Deemed Drafter.............................................................   99
       SECTION 12.14.   Reinstatement; Certain Payments.....................................................  100
       SECTION 12.15.   Indemnification.....................................................................  100
       SECTION 12.16.   The Parent as Agent for Borrowers...................................................  101
       SECTION 12.17.   Records.............................................................................  101
       SECTION 12.18.   Binding Effect......................................................................  101
       SECTION 12.19.   Confidentiality.....................................................................  101


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
ARTICLE XIII ISSUANCE OF EQUITY INTERESTS TO LENDERS........................................................  102

       SECTION 13.01.   Authorization and Issuance of Warrants..............................................  102
       SECTION 13.02.   Securities Act Matters..............................................................  102
       SECTION 13.03.   Certain Taxes.......................................................................  103
       SECTION 13.04.   Cancellation and Issuance...........................................................  103


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                              SCHEDULE AND EXHIBITS

Schedule 1.01(A)           Lenders and Lenders' Commitments
Schedule 1.01(B)           Acquisition Notes
Schedule 6.01(b)           Capitalization
Schedule 6.01(f)           Subsidiaries
Schedule 6.01(g)           Litigation
Schedule 6.01(j)           ERISA
Schedule 6.01(p)           Real Property
Schedule 6.01(s)           Operating Leases
Schedule 6.01(t)           Environmental Matters
Schedule 6.01(u)           Insurance
Schedule 6.01(x)           Bank Accounts
Schedule 6.01(y)           Intellectual Property
Schedule 6.01(z)           Material Contracts
Schedule 6.01(ee)          Inventory Locations; Place of Business; Chief Executive Office
Schedule 6.01(ff)          Tradenames
Schedule 7.01(l)           Collateral Locations
Schedule 7.02(a)           Existing Liens
Schedule 7.02(b)           Existing Indebtedness
Schedule 7.02(c)(i)        Mergers/Consolidations
Schedule 7.02(e)           Existing Investments
Schedule 7.02(k)           Limitations on Dividends and Other Payment Restrictions

Exhibit A-1                Form of Term A Note
Exhibit A-2                Form of Term B Note
Exhibit B                  Form of Revolving Credit Note
Exhibit C                  Form of Guaranty
Exhibit D                  Form of Security Agreement (Borrower)
Exhibit E                  Form of Security Agreement (Guarantor)
Exhibit F                  Form of Pledge Agreement (Borrower)
Exhibit G                  Form of Pledge Agreement (Guarantor)
Exhibit H                  Form of Notice of Borrowing
Exhibit I                  Form of Borrowing Base Certificate
Exhibit J                  Form of Opinion of Counsel
Exhibit K                  Form of Letter of Credit Application
Exhibit L                  Form of Assignment and Acceptance
Exhibit M                  Form of Warrant


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

                               FINANCING AGREEMENT

         Financing Agreement, dated as of August 15, 2000, by and among Outsource International, Inc., a Florida corporation (the "Parent"), Outsource International of America, Inc., a Florida corporation ("OIA"), Outsource Franchising, Inc., a Florida corporation ("OFI"), Guardian Employer East, LLC, a Delaware limited liability company ("Guardian East"), Guardian Employer West, LLC, a Delaware limited liability company ("Guardian West" and together with the Parent, OIA, OFI and Guardian East, each a "Borrower" and collectively, the "Borrowers"), each Subsidiary of the Parent (other than a Borrower) whose name appears on the signature pages hereof (each a "Guarantor" and collectively, the "Guarantors"), the financial institutions from time to time party hereto (each a "Lender" and collectively, the "Lenders"), Ableco Finance LLC, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and The CIT Group/Business Credit, Inc. ("CIT"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively the "Agents").

                                    RECITALS

         The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (i) term loans in the aggregate principal amount of up to $17.6 million, (ii) a revolving credit facility in an aggregate principal amount not to exceed $33.4 million at any time outstanding, which will include a subfacility for the issuance of letters of credit, and (iii) the purchase from the Existing Lenders (as hereinafter defined) of certain indebtedness of the Borrowers and the Guarantors outstanding under the Existing Credit Facilities (as hereinafter defined). The proceeds of the Term Loan A (as hereinafter defined) and the Revolving Loans (as hereinafter defined) shall be used (A) to refinance the existing indebtedness of (x) the Parent in respect of a Revolving Credit Agreement dated as of July 27, 1998, as amended (the "Existing OI Credit Agreement"), among the Parent, as borrower, certain Subsidiaries of the Parent, as guarantors, Fleet National Bank, as agent, and the other financial institutions party thereto as banks (the "OI Banks"), and (y) Outsource Funding Corporation in respect of a Revolving Credit Agreement dated as of October 1, 1999, as amended (the "Existing Funding Credit Agreement" and together with the Existing OI Credit Agreement, each an "Existing Credit Facility" and collectively, the "Existing Credit Facilities") among Outsource Funding Corporation, as borrower, Fleet National Bank, as agent, and the other financial institutions party thereto as banks (the "Funding Banks" and together with the OI Banks, collectively, the "Existing Lenders") and (B) for general working capital purposes of the Borrowers. The proceeds of the Term Loan B (as hereinafter defined) shall be used to refinance the indebtedness of the Borrowers and Guarantors under the Existing Credit Facilities that is purchased by the Lenders. The letters of credit will be used to support certain obligations of one or more Borrowers and Guarantors. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth.

         In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

         SECTION 1.01. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "AASI" means the Agreement among Shareholders and Investors, dated as of February 21, 1997, among the Parent, certain shareholders of the Parent, Triumph/Bachow, the trustees of the Voting Trust Agreement (as defined herein) and an escrow agent, as amended, supplemented or otherwise modified from time to time with the prior written consent of the Lenders.

         "Ableco" has the meaning specified therefor in the preamble hereto.

         "Account Debtor" means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable.

         "Account Receivable" means any and all rights of any Borrower to payment for goods sold and services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

         "Acquisition Notes" means the subordinated promissory notes in favor of certain payees as described in Schedule 1.01B hereto.

         "Action" has the meaning specified therefor in Section 12.12.

         "Administrative Agent" has the meaning specified therefor in the preamble hereto.

         "Administrative Agent's Account" means an account at a bank designated by the Administrative Agent from time to time as the account into which the Borrowers shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

         "Administrative Borrower" has the meaning specified therefor in Section 12.16.

         "Affiliate" means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an "Affiliate" of any Loan Party.


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

         "Agents" has the meaning specified therefor in the preamble hereto.

         "Agreement" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

         "Anniversary Fee" has the meaning specified therefor in Section
2.06(e).

         "Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Collateral Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit L hereto.

         "Authorized Officer" means the chief executive officer, the chief financial officer, the Treasurer, the Controller or the general counsel.

         "Availability" means, at any time, the difference between (i) the lesser of (A) the Borrowing Base and (B) the Total Revolving Credit Commitment and (ii) the sum of (A) the aggregate outstanding principal amount of all Revolving Loans and (B) all Letter of Credit Obligations.

         "Bank" means The Chase Manhattan Bank, its successors or any other bank designated by the Administrative Agent to the Administrative Borrower from time to time.

         "Board" means the Board of Governors of the Federal Reserve System of the United States.

         "Borrower" and "Borrowers" has the meaning specified therefor in the preamble hereto.

         "Borrowing Base" means, at any time, the difference between (i) the lesser of (A) the sum of (x) up to 85% of the difference between (1) the value of the Borrowers' aggregate Net Amount of Eligible Accounts Receivable at such time and (2) the sum of (AA) all payroll checks issued by a Loan Party to employees that remain unpaid and (BB) accrued and unpaid service payroll taxes for the following seven days for temporary employees, plus (y) up to 80% of the value of the Borrowers' Net Amount of Eligible Unbilled Accounts Receivable at such time, minus (z) the sum of (1) the Dilution Reserve and (2) all accrued and unpaid workers' compensation insurance premiums and (B) 100% of the Borrowers' aggregate collections from Accounts Receivable for the immediately preceding 60 days and (ii) such reserves as the Administrative Agent may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Administrative Agent.

         "Borrowing Base Certificate" means a certificate signed by the chief financial officer, controller or treasurer of the Administrative Borrower and setting forth the calculation of the Borrowing Base in compliance with Section 7.01(a)(vi), substantially in the form of Exhibit I.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

         "Capital Expenditures" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person. For the purpose of this definition of "Capital Expenditures", the purchase price of property, plant and equipment which are purchased with insurance proceeds, condemnation awards or the Net Cash Proceeds of Dispositions shall be considered expenditures for property, plant and equipment only to the extent of the gross purchase price less the amount of such insurance proceeds, condemnation awards or Net Cash Proceeds of Dispositions.

         "Capital Guideline" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by the Lenders, any Person controlling any Lender, or the L/C Issuer or the manner in which the Lenders, any Person controlling any Lender or the L/C Issuer allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

         "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

         "Capitalized Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

         "Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

         "Cash and Cash Equivalents" means all cash and any presently existing or hereafter arising deposit account balances, certificates of deposit or other financial instruments properly classified as cash equivalents under GAAP.

         "Change of Control" means each occurrence of any of the following:

         (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership of more than 33% of the aggregate outstanding voting power of the Capital Stock of the Parent;

         (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Parent was approved by a vote of at least a majority of the directors of the Parent then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved, or who is the designee of, or who was nominated or elected by Triumph/Bachow) cease for any reason to constitute a majority of the Board of Directors of the Parent;

         (c) the Parent shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of any other Borrower and each Guarantor, free and clear of all Liens (other than the lien in favor of the Collateral Agent for the benefit of the Lenders);

         (d) (i) the Parent consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person, or (ii) any other Borrower or any Guarantor consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (iii) any entity consolidates with or merges into any Loan Party in a transaction pursuant to which the outstanding voting Capital Stock of such Loan Party is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described (A) in this clause (iii) in which either (x) in the case of any such transaction involving the Parent, no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than 33% of the aggregate outstanding voting Capital Stock of the Parent or (B) in the case of any such transaction involving a Loan Party other than the Parent, the Parent has beneficial ownership of 100% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity; or

         (e) Garry Meier shall cease to be involved in the day to day operations and management of the business of the Parent and a successor, reasonably acceptable to the Collateral Agent, is not appointed, on terms reasonably satisfactory to the Collateral Agent, within 90 days of such cessation of involvement.

         "CIT" has the meaning specified therefor in the preamble hereto.

         "Closing Fee" has the meaning specified therefor in Section 2.06(a).

         "Code" has the meaning specified therefor in Section 1.03.

         "Collateral" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

         "Collateral Agent" has the meaning specified therefor in the preamble hereto.

         "Collateral Agent Advances" has the meaning specified therefor in
Section 10.08(a).

         "Collection Account" and "Collection Accounts" have the meanings specified therefor in Section 8.01.

         "Common Stock" means the common stock, par value $0.001 per share, of the Parent.

         "Commitment Fee" has the meaning specified therefor in Section 2.06(b).

         "Commitments" means with respect to each Lender, such Lender's Revolving Credit Commitment, Term Loan A Commitment and Term Loan B Commitment.

         "Consolidated EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense, (C) depreciation expense, (D) amortization expense, and (E) (i) the sum of (x) extraordinary or unusual losses and (y) compensation costs of employees terminated as part of the August 1999 restructuring of the Parent and its Subsidiaries, less (ii) extraordinary or unusual gains (adjusted for non-recurring items that occurred in calendar years 1999 and 2000). For purposes of this definition, non-recurring items that occurred in calendar years 1999 and 2000 means costs incurred or income earned in calendar year 1999 or 2000 that are a part of the restructuring of the Parent and its Subsidiaries in such years, write-offs and reorganization of revenue in calendar year 1999 related to such restructuring, costs and revenue that are attributable to calendar year 1998 or prior years, settlements or penalties incurred by the Parent and its Subsidiaries as a result of their activities in years prior to calendar year 1999 and the costs associated with lawsuits and legal settlements outside of the ordinary course of business.

         "Consolidated Net Income" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges (including severance payments made to former employees of the Parent ), (c) effects of discontinued operations and (d) interest income.

         "Consolidated Net Interest Expense" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined in conformity with GAAP (including, without limitation, interest expense paid to Affiliates of such

Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), each determined on a consolidated basis and in accordance with GAAP for such Person and its Subsidiaries.

         "Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

         "Consolidated Tangible Net Worth" means, with respect to any Person at any time, (i) the sum of the following accounts (or their equivalents) set forth on a consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with GAAP: the par or stated value of all outstanding Capital Stock, capital surplus and retained earnings (or less accumulated deficits), less (ii) all intangibles included on the asset side of such balance sheet, including, without limitation, goodwill (including any amounts, however designated on such balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of such Person and its Subsidiaries), patents, trademarks, trade names, copyrights and similar intangibles.

         "Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior six months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, credits, or other dilutive items with respect to the Accounts Receivable during such period, by (b) the Borrowers' collections, including cash, checks, notes, instruments and other items of payment, with respect to Accounts Receivable during such period plus the Dollar amount of clause (a).

         "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts Receivable and Eligible Unbilled Accounts Receivable by one percentage point for each percentage point by which Dilution is in excess of 5%.

         "Disposition" means any transaction, or series of related transactions, pursuant to which any Loan Party or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales or other dispositions of Permitted Investments.

         "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

         "Effective Date" means the date, on which all of the conditions precedent set forth in Article IV are satisfied or waived and the initial Loan is made.

         "Eligible Accounts Receivable" means the Accounts Receivable which are, and at all times continue to be, acceptable to the Administrative Agent in the exercise of its reasonable business judgment based on the lending practices of the Administrative Agent, consistent with the criteria customary in the commercial finance industry generally. In general, an Account Receivable may, in the sole and absolute discretion of the Administrative Agent, be deemed to be eligible if: (i) the rendition of the services has been completed; (ii) with respect to such Account Receivable, no rejection or dispute has occurred, the Account Debtor has not asserted any setoff, defense or counterclaim, and there has not occurred any extension of the time for payment without the consent of the Administrative Agent, provided that, in the case of any dispute, setoff, defense or counterclaim with respect to an Account Receivable, the portion of such Account Receivable not subject to such dispute, setoff, defense or counterclaim will not be ineligible solely by reason of this clause (ii); (iii) such Account Receivable is lawfully owned by any Borrower free and clear of any Lien other than in favor of the Collateral Agent for the benefit of the Lenders and in favor of the Existing Lenders to secure the Indebtedness evidenced by the Holdback Notes and otherwise continues to be in full conformity with all representations and warranties made by such Borrower to the Agents and the Lenders with respect thereto in the Loan Documents; (iv) such Account Receivable is unconditionally payable in Dollars within 90 days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or other document; (v) no more than 90 days have elapsed from the invoice date with respect to such Account Receivable; (vi) such Account Receivable is not due from an Affiliate of any Borrower; (vii) such Account Receivable does not constitute an obligation of the United

States or any other Governmental Authority (unless all steps required by the Administrative Agent in connection therewith, including notice to the United States Government under the Federal Assignment of Claims Act, have been duly taken in a manner satisfactory to the Administrative Agent); (viii) the Account Debtor (or the applicable office of the Account Debtor) with respect to such Account Receivable is located in the continental United States, unless such Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Administrative Agent; (ix) for any Account Receivable with an invoice amount in excess of $10,000, the Account Debtor with respect to such Account Receivable is not also a supplier to or creditor of any Borrower, unless such Account Debtor has executed a no-offset letter satisfactory to the Administrative Agent with respect to such Account Receivable; (x) not more than 50% of the aggregate amount of all Accounts Receivable of the Account Debtor with respect to such Account Receivable have remained unpaid 90 days past the invoice date; (xi) the Account Debtor with respect to such Account Receivable is not a franchisee of a Loan Party, unless such Account Receivable together with the invoice amount of all other otherwise Eligible Accounts Receivable for which the applicable Account Debtor is a franchisee of a Loan Party does not exceed $400,000 in the aggregate; (xii) the Account Debtor with respect to such Account Receivable (A) has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (B) has not failed, suspended business operations, become insolvent or called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, (C) has not had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs or (D) in the case of an Account Debtor who is an individual, is not an employee of any Borrower or any of its Affiliates and has not died or been declared incompetent; and (xiii) the Account Receivable does not arise from a rendition of services by Synadyne I, Inc., Synadyne II, Inc., Synadyne III, Inc., Synadyne IV, Inc. or Synadyne V, Inc., and (xiv) the Administrative Agent is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended and the Administrative Agent believes, in its discretion, that the prospect of collection of such Account Receivable is not impaired for any reason.

         "Eligible Unbilled Accounts Receivable" means an Account Receivable which satisfies all of the standards of eligibility for an otherwise Eligible Account Receivable except that an invoice for such Account Receivable has not been rendered to the applicable Account Debtor, provided that (i) the invoice for such Account Receivable is rendered to the Account Debtor within 7 days of the date on which the rendition of services has been completed and (ii) for purposes of this definition of Eligible Unbilled Accounts Receivable, all references in the definition of Eligible Accounts Receivable to "invoice date" shall mean the date the rendition of services is completed.

         "Employee Plan" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Borrower or any of its ERISA Affiliates.

         "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

         "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901, et seq.), the Federal Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

         "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

         "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

         "Event of Default" means any of the events set forth in Section 9.01.

         "Excess Cash Flow" means, with respect to any Person for any period,
(i) Consolidated EBITDA of such Person and its Subsidiaries for such period, less (ii) the sum of

(A) Consolidated Net Interest Expense for such period, (B) income tax expense for such period, (C) worker's compensation installment payments made during such period, (D) all scheduled and mandatory cash principal payments on the Loans made during such period (but, in the case of the Revolving Loans, only to the extent that the Revolving Credit Commitment is permanently reduced by the amount of such payments), and all scheduled cash principal payments on other Indebtedness of such Person or any of its Subsidiaries during such period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (E) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement, (F) cash payments in respect of tax indemnifications to the original shareholders of the Parent made in the Fiscal Year ended March 31, 2001 in an amount not to exceed $400,000 and (G) restructuring charges (including severance payments made to former employees of the Parent) incurred during such period.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Credit Facility" has the meaning specified therefor in the preamble hereto.

         "Existing Lenders" has the meaning specified therefor in the preamble hereto.

         "Expense Deposit" means the expense deposit in the amount of $175,000 paid by the Parent to the Collateral Agent on or prior to the Effective Date to pay the out-of-pocket costs and expenses of the Agents in connection with the performance of due diligence, the appraising and securing of Collateral and other property and assets of the Loan Parties, and the preparation of agreements, instruments and other documents in connection with the transactions contemplated hereby and by the other Loan Documents, and otherwise in connection with the consummation of such transactions.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period of the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Final Maturity Date" means August 15, 2003, or such earlier date on which any Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents.

         "Financial Statements" means (i) the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 1999 and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, (ii) the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal period ended April 2, 2000 and the related consolidated statement of operations, shareholders' equity and cash flows for the fiscal period then ended and (ii) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the three months ended July 2, 2000 and the related consolidated statement of operations, shareholder's equity and cash flows for the three months then ended.

         "Fiscal Quarter" means each three month period of the Parent and its Subsidiaries ending on the following dates: July 2, 2000, October 1, 2000, December 31, 2000, April 1, 2001, July 1, 2001, September 30, 2001, December 30, 2001, March 31, 2002, June 30, 2002, September 29, 2002, December 29, 2002,
March 30, 2003.

         "Fiscal Year" means each 52 or 53 week period of the Parent and its Subsidiaries ending on the dates listed below:

                  Year                   Date
                  ----                   ----
                  2001                 April 1
                  2002                 March 31
                  2003                 March 30
                  2004                 March 28

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) Consolidated EBITDA of the Parent and its Subsidiaries for such period, to (ii) the sum of (A) all principal of Indebtedness of the Parent and its Subsidiaries scheduled to be paid or prepaid during such period (not including prepayments of the Revolving Loans unless such prepayments are accompanied by a reduction of the Revolving Credit Commitment), plus (B) Consolidated Net Interest Expense of the Parent and its Subsidiaries for such period, plus (C) income taxes paid or payable by the Parent and its Subsidiaries during such period, plus (D) cash dividends or distributions paid by the Parent and its Subsidiaries (other than dividends or distributions paid to the Parent) during such period, plus (E) Capital Expenditures made by the Parent and its Subsidiaries during such period, plus (F) all amounts paid or payable by the Parent and its Subsidiaries on Operating Lease Obligations having a scheduled due date during such period. In determining the Fixed Charge Coverage Ratio for a particular period (A) pro forma effect will be given to: (1) the incurrence, repayment or retirement of any Indebtedness by the Parent and its Subsidiaries since the first day of such period as if such Indebtedness was incurred, repaid or retired on the first day of such period and (2) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any property or assets acquired or disposed of by the Parent and its Subsidiaries since the first day of such period, as if such acquisition or disposition occurred on the first day of such period; (B) interest on Indebtedness bearing a floating interest rate will be computed as if the rate of computation had been the applicable rate for the entire period; (C) if such Indebtedness bears, at the option of the Parent and its Subsidiaries, a fixed or floating rate of interest, interest thereon will be computed by applying, at the option of the Parent, either the fixed or floating rate; and (D) the amount of Indebtedness under a revolving credit facility will be computed based upon the average daily balance of such Indebtedness during such period.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 6.03 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the

Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 6.03 hereof, the Collateral Agent and the Parent shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Parent after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 6.03 hereof shall be calculated as if no such change in GAAP has occurred.

         "Governmental Authority" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guaranties" means (i) the guaranty of each Subsidiary contained in
Article XI hereof, and (ii) each guaranty substantially in the form of Exhibit C, made by a Guarantor (other than such Subsidiaries) in favor of the Collateral Agent for the benefit of the Lenders pursuant to Section 7.01(b).

         "Guarantor" means (i) each Subsidiary of the Parent (other than a Borrower) which appears on the signature pages hereof, and (ii) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

         "Hazardous Materials" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing hazardous substances.

         "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

         "Holdback Notes" means the subordinated notes issued to the Existing Lenders on the Effective Date.

         "Holdback Note Documents" means the Holdback Notes, the Holdback Warrant and the other agreements, documents and instruments executed on the Effective Date in connection with the Holdback Notes.

         "Holdback Warrants" means the warrants to purchase the Common Stock of the Parent issued by the Parent to the Existing Lenders.

         "Indebtedness" means, without duplication, with respect to any Person,
(i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Collateral Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xi) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person (including, without limitation, workers compensation installment payments); and (xii) all obligations referred to in clauses (i) through (xi) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

         "Indemnified Matters" has the meaning specified therefor in Section 12.15.

         "Indemnitees" has the meaning specified therefor in Section 12.15.

         "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

         "Lease" means any lease of real property to which any Loan Party is a party as lessor or lessee.

         "L/C Issuer" means the Bank or such other bank as the Administrative Agent may select in its sole and absolute discretion.

         "L/C Subfacility" means that portion of the Total Revolving Credit Commitment equal to $1.6 million.

         "Lender" has the meaning specified therefor in the preamble hereto.

         "Letter of Credit" has the meaning specified therefor in Section
3.01(e).

         "Letter of Credit Application" has the meaning specified therefor in
Section 3.01(a).

         "Letter of Credit Fee" has the meaning specified therefor in Section 3.03(b).

         "Letter of Credit Guaranty" means one or more guaranties by the Administrative Agent in favor of the L/C Issuer guaranteeing the Borrowers' obligations to the L/C Issuer under a reimbursement agreement, Letter of Credit Application or other like document in respect of any Letters of Credit.

         "Letter of Credit Obligations" means, at any time and without duplication, the sum of (i) the Reimbursement Obligations at such time, plus
(ii) the aggregate maximum amount available for drawing under the Letters of Credit outstanding at such time, plus (iii) all amounts for which the Administrative Agent may be liable to the L/C Issuer pursuant to any Letter of Credit Guaranty.

         "Liabilities" has the meaning specified therefor in Section 2.07.

         "Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

         "Loan" means any Term Loan or Revolving Loan made by an Agent or a Lender to the Borrowers pursuant to Article II hereof.

         "Loan Account" means an account maintained hereunder by the Administrative Agent on its books of account, at the Payment Office and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers.

         "Loan Documents" means this Agreement, the Notes, the Guaranties, the Security Agreements, the Pledge Agreements, the Letter of Credit Applications, the Subordination Agreement, the Warrants, the Registration Rights Agreement and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan, Letter of Credit Obligation or other Obligation.

         "Loan Parties" means the Borrowers and the Guarantors.

         "Loan Servicing Fee" has the meaning specified therefor in Section 2.06(d).

         "Lockbox Bank" has the meaning specified therefor in Section 8.01.

         "Lockboxes" has the meaning specified therefor in Section 8.01.

         "Material Adverse Effect" means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of any Borrower or of the Loan Parties, taken as a whole, (ii) the ability of any Borrower or of the Loan Parties, taken as a whole, to perform any of its or their obligations under any Loan Document to which it is a party,
(iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agents and the Lenders under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Lenders on any of the Collateral.

         "Material Contract" means, with respect to any Person, each contract or agreement to which such Person or its Subsidiary is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $250,000 or more in any calendar year (other than employment agreements, purchase orders in the ordinary course of the business of such Person, contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium and operating leases entered into in the ordinary course of business of such Person) or otherwise material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or such Subsidiary.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA for which any Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

         "Net Amount of Eligible Accounts Receivable" means the aggregate unpaid invoice amount of Eligible Accounts Receivable less, without duplication, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

         "Net Amount of Eligible Unbilled Accounts Receivables" means the aggregate unpaid invoice amount of Eligible Unbilled Accounts Receivable less, without duplication, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

         "Net Cash Proceeds" means, (i) with respect to any Disposition by any Person, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates, in connection therewith after deducting therefrom only (A) the principal amount of any Indebtedness secured by any Lien permitted by Section 7.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses related thereto reasonably incurred by such Person or such Affiliate in connection therewith, (C) transfer taxes paid by such Person or such Affiliate in connection therewith, and (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person, or the sale or issuance by any Person of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates in connection therewith after deducting therefrom only reasonable brokerage commissions, underwriting fees and discounts, legal fees and similar fees and commissions.

         "Notes" means the Revolving Credit Notes, the Term A Notes and the Term B Notes.

         "Notice of Borrowing" has the meaning specified therefor in Section
2.02.

         "Obligations" means (i) the obligations of each Borrower to pay, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest, including the Term Loan B PIK Amount (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of such Borrower), Letter of Credit Obligations, fees, indemnification payments, expense reimbursements or otherwise, and (ii) the obligations of each Borrower and each other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents.

         "Operating Lease Obligations" means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

         "Parent" has the meaning specified therefor in the Preamble.

         "Participant Register" has the meaning specified therefor in Section 12.07(b)(v).

         "Payment Office" means the Administrative Agent's office located at 5420 LBJ Freeway, Suite 200, Dallas, Texas 75240, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Administrative Borrower.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "Permitted Indebtedness" means:

         (a) any Indebtedness owing to the Agents and the Lenders under this Agreement and the other Loan Documents;

         (b) any Indebtedness listed on Schedule 7.02(b), and the extension of maturity, refinancing or modification of the terms thereof; provided, however, that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Borrower party thereto and the Lenders than the terms of the Indebtedness being extended, refinanced or modified and (ii) after giving effect to the extension, refinancing or modification, such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

         (c) Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by any Borrower in accordance with the provisions of Section 7.02(g), which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $500,000 in any calendar year;

         (d) Indebtedness permitted by clause

         (e) of the definition of "Permitted Lien"; (e) Indebtedness permitted under Section 7.02(e);

         (f) the Indebtedness evidenced by the Holdback Notes, the Acquisition Notes and any other Subordinated Indebtedness; and

         (g) Contingent Obligations of any Loan Party in respect of any liability, Indebtedness or other obligations of any other Loan Party or its Subsidiaries otherwise permitted hereunder.

         "Permitted Investments" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

         "Permitted Liens" means:

         (a)      Liens securing the Obligations;

         (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c);

         (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens, other than Liens on Accounts Receivable, arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

         (d) Liens securing the Indebtedness evidenced by the Holdback Notes and the Liens described on Schedule 7.02(a), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

         (e) (i) purchase money Liens on equipment acquired or held by any Borrower in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that (A) no such Lien shall extend to or cover any other property of any Loan Party and (B) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $100,000;

         (f) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

         (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business; and

         (h) Liens securing Indebtedness evidencing Capitalized Lease Obligations described under subsection (c) of the definition of Permitted Indebtedness.

         "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

         "Pledge Agreements" means the Pledge and Security Agreements made by each of the Loan Parties in favor of the Collateral Agent for the benefit of the Lenders, substantially in the form of Exhibits F and G, securing the Obligations and delivered to the Collateral Agent.

         "Post-Default Rate" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2%, or, if a rate of interest is not otherwise in effect, the Reference Rate plus 2%.

         "property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Pro Rata Share" means:

         (a) with respect to a Lender's obligation to make Revolving Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, by (ii) the Total Revolving Commitment, provided, that, if the Revolving Credit Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving Loans (including Collateral Agent Advances) and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all of the Revolving Loans (including Collateral Agent Advances) and Letter of Credit Obligations,

         (b) with respect to a Lender's obligation to make the Term Loan A and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, by
(ii) the Total Term Loan A Commitment,

         (c) with respect to a Lender's obligation to make the Term Loan B and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, by
(ii) the Total Term Loan B Commitment, and

         (d) with respect to all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender's Revolving Credit Commitment and principal amount of Term Loans, by (ii) the sum of the Total Revolving Credit Commitment and the aggregate principal amount of all Term Loans.

         "Pro Select Notes" means each of the junior subordinated notes, dated April 13, 1998, made by the Parent in favor of Pro Select, Inc., in the original principal amount of $160,000 and $200,000, respectively.

         "Purchase Agreement" means the Assignment of Remaining Principal, dated as of the date hereof, among Ableco Holding LLC and the Existing Lenders.

         "Purchased Debt" means the Indebtedness under the Existing Credit Facilities purchased by the Lenders.

         "Rating Agencies" has the meaning specified therefor in Section 2.07.

         "Reference Bank" means The Chase Manhattan Bank, N.A., its successors or any other commercial bank designated by the Collateral Agent to the Administrative Borrower from time to time.

         "Reference Rate" means the greater of (i) the rate of interest publicly announced by the Reference Bank in New York, New York from time to time as its prime rate or base rate and (ii) 9%. The prime rate or base rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Register" has the meaning specified therefor in Section 12.07(b)(ii).

         "Registered Loan" has the meaning specified therefor in Section
2.03(e).

         "Registered Note" has the meaning specified therefor in Section
2.03(e).

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, in form and substance satisfactory to the Agents and the Lenders, by and among the Parent and the Lenders.

         "Regulation T", "Regulation U" and "Regulation X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

         "Reimbursement Obligations" means the obligation of each Borrower to reimburse the Administrative Agent and the Lenders for amounts payable by the Administrative Agent or the Lenders under a Letter of Credit Guaranty in respect of any drawing made under any Letter of Credit, together with interest thereon as provided in Section 2.04.

         "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

         "Remedial Action" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

         "Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

         "Required Lenders" means Lenders whose Pro Rata Shares of the Term Loans aggregate at least 50%.

         "Revolving Credit Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(A) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

         "Revolving Credit Note" means a promissory note of the Borrowers, substantially in the form of Exhibit B, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Revolving Loans and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Revolving Credit Note" shall include any Registered Note evidencing the Revolving Loans and delivered pursuant to Section 2.03(a).

         "Revolving Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.01(a)(i).

         "Revolving Loan Obligations" means any Obligations with respect to the Revolving Loans (including without limitation, the principal thereof, the interest thereon, and fees and expenses specifically related thereto).

         "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of February 21, 1997 between the Parent and Triumph/Bachow, pursuant to which the Parent issued its Senior Subordinated Notes, as such Securities Purchase Agreement may, with the prior written consent of the Agents and the Lenders, be amended, supplemented or otherwise modified from time to time.

         "Securitization" has the meaning specified therefor in Section 2.07.

         "Securitization Parties" has the meaning specified therefor in Section 2.07.

         "Security Agreements" means the Security Agreements made by each of the Loan Parties in favor of the Collateral Agent for the benefit of the Lenders, substantially in the form of Exhibits D and E, securing the Obligations and delivered to the Collateral Agent.

         "Settlement Period" has the meaning specified therefor in Section 2.2(d)(i) hereof.

         "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is not less than the total amount of its liabilities of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Subordinated Indebtedness" means (i) the Indebtedness evidenced by the Holdback Notes, (ii) the Indebtedness evidenced by the Acquisition Notes, and
(iii) any other Indebtedness of any Loan Party the terms of which are satisfactory to the Agents which has been expressly subordinated in right of payment to all Indebtedness of the Loan Parties under the Loan Documents (i) by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Agents, or (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) satisfactory to the Agents.

         "Subordination Agreement" means the Intercreditor and Subordination Agreement among the Collateral Agent, the Existing Lenders and the Loan Parties in connection with the Holdback Note Documents, as such Agreement may be amended or otherwise modified from time to time.

         "Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

         "Term A Note" means the promissory note of the Borrowers, substantially in the form of Exhibit A-1, made jointly and severally payable to the order of a Lender, evidencing the

 Indebtedness resulting from the making by such Lender to the Borrowers of a Term Loan A and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Term A Note" shall include any Registered Note evidencing a Term Loan A and delivered pursuant to Section 2.03(a).

         "Term B Note" means the promissory note of the Borrowers, substantially in the form of Exhibit A-2, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of a Term Loan B and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Term B Note" shall include any Registered Note evidencing a Term Loan B and delivered pursuant to Section 2.03(a).

         "Term Loan A" means a loan made by a Lender to the Borrowers on the Effective Date pursuant to Section 2.01(a)(ii).

         "Term Loan A Commitment" means, with respect to each Lender, the commitment of such Lender to make a Term Loan A to the Borrowers in the amount set forth in Schedule 1.01(A) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

         "Term Loan A Obligations" means any Obligations with respect to the Term Loans A (including without limitation, the principal thereof, the interest thereon, and fees and expenses specifically related thereto).

         "Term Loan B" means a loan made by a Lender to the Borrowers on the Effective Date pursuant to Section 2.01(a)(iii).

         "Term Loan B Commitment" means, with respect to each Lender, the commitment of such Lender to make a Term Loan B to the Borrower in the amount set forth in Schedule 1.01(A) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

         "Term Loan B Obligations" means any Obligations with respect to the Term Loans B (including without limitation, the principal thereof, the interest thereon, including the Term Loan B PIK Amount, and fees and expenses specifically related thereto).

         "Term Loan Obligations" means the Term Loan A Obligations and the Term Loan B Obligations.

         "Term Loan B PIK Amount" means, as at any date of determination, the amount of all interest accrued with respect to the Term Loan B that has been paid-in-kind by being added to the balance thereof in accordance with Section 2.04(a)(ii).

         "Term Loans" means, collectively, the Term Loans A and the Term Loans
B.

         "Termination Event" means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

         "Total Commitment" means the sum of the Total Revolving Credit Commitment, the Total Term Loan A Commitment and the Total Term Loan B Commitment.

         "Total Revolving Credit Commitment" means the sum of the amounts of the Lenders' Revolving Credit Commitments.

         "Total Term Loan A Commitment" means the sum of the amounts of the Lenders' Term Loan A Commitments.

         "Total Term Loan B Commitment" means the sum of the amounts of the Lenders' Term Loan B Commitments.

         "Triumph/Bachow" means Triumph-Connecticut Limited Partnership and Bachow Investment Partners III, L.P. or an entity controlled by them which is a party to the Securities Purchase Agreement.

         "Unused Line Fee" has the meaning specified therefor in Section
2.06(b).

         "Voting Trust Agreement" means the Voting Trust Agreement, dated as of February 21, 1997, among the Parent, Paul M. Burrell and Richard J. Williams, as trustees, and certain shareholders of the Parent, as the same may, with the prior written consent of the Lenders, be amended, supplemented or otherwise modified from time to time.

         "WARN" has the meaning specified therefor in Section 6.01(i).

         "Warrant" has the meaning specified therefor in Section 13.1.

         "Warrant Stock" means each share of the Common Stock issuable by the Parent upon the exercise of the Warrants.

         SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to "determination" by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations).

         SECTION 1.03. Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 8 or Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         SECTION 1.04. Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation of fees or interest payable to any Agent, any Lender or the L/C Issuer, such period shall in any event consist of at least one full day.

                                   ARTICLE II

                                    THE LOANS

         SECTION 2.01. Commitments.

                  (a)      Subject to the terms and conditions and
relying upon the representations and warranties herein set forth, each Lender:

                           (i) severally agrees to make Revolving Loans to the Borrowers at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment;

                           (ii)     agrees to make a Term Loan A to the
         Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan A Commitment; and

                           (iii)    agrees to make a Term Loan B to the
         Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan B Commitment.

                  (b) Notwithstanding the foregoing, the aggregate principal amount of Revolving Loans outstanding at any time to the Borrowers shall not exceed the lower of (i) the difference between (A) the Total Revolving Credit Commitment and (B) the aggregate Letter of Credit Obligations and (ii) the difference between (A) the then current Borrowing Base and (B) the aggregate Letter of Credit Obligations. The Revolving Credit Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrowers may borrow, repay and reborrow, on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

                  (c) Notwithstanding the foregoing (i) the aggregate principal amount of the Term Loans A made on the Effective Date shall not exceed the Total Term Loan A Commitment and (ii) the aggregate principal amount of the Term Loans B made on the Effective Date shall not exceed the lesser of (A) Total Term Loan B Commitment and (B) the outstanding principal amount of the Purchased Debt on the Effective Date. Any principal amount of a Term Loan which is repaid or prepaid may not be reborrowed.

         SECTION 2.02. Making the Loans. (a) The Administrative Borrower shall give the Administrative Agent prior telephone notice (immediately confirmed in writing, in substantially the form of Exhibit H hereto (a "Notice of Borrowing"), not later than 12:00 noon (New York City time) on the date of the proposed Loan. Such Notice of Borrowing shall be irrevocable and shall specify
(i) the principal amount of the proposed Loan, (ii) in the case of Loans requested on the Effective Date, whether such Loan is requested to be a Revolving Loan or a Term Loan, (iii) if requested by the Administrative Agent, the use of the proceeds of such proposed Loan, (iv) the proposed borrowing date, which must be a Business Day, and, with respect to the Term Loans, must be the Effective Date and (v) in the case of Revolving Loans, if requested by the Administrative Agent, a Borrowing Base Certificate current as of the close of business on the immediately preceding day and otherwise complying with the conditions of Section 7.01(a)(vi), supported by a schedule showing the derivation thereof. The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Administrative Agent). The Borrowers hereby waive the right to dispute the Administrative Agent's record of the terms of any such telephonic Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrowers until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. Except as otherwise provided in this Section 2.02, Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments, Term Loan A Commitments and Term Loan B Commitments, as the case may be.

                  (b)      Each Notice of Borrowing pursuant to this Section
2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made in a minimum amount of $50,000 and shall be in an integral multiple of $10,000.

                  (c)      (i)      Except as otherwise provided in this
subsection 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment, the Total Term Loan A Commitment and the Total Term Loan B Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

                           (ii)     Notwithstanding any other provision of this
Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agents and the Lenders, the Borrowers, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Lenders, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.02(d); provided, however, that (a) the Administrative Agent shall in no event fund such Loans if the Administrative Agent shall have received written notice from the Required Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied on the day of the proposed Loan, and (b) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Administrative Agent elects not to fund such Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Loan, the Administrative Agent shall notify each Lender of the specifics of the requested Loan and that it will not fund the requested Loan on behalf of the Lenders. If the Administrative Agent notifies the Lenders that it will not fund a requested Revolving Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Loan available to the Administrative Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (New York City time) (provided that the Administrative Agent requests payment from such Lender not later than 1:00 p.m.) on the date of the proposed Loan. The Administrative Agent will make the proceeds of such Loans available to the Borrowers on the day of the proposed Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Loans received by the Administrative Agent at the Payment Office or the amount funded by the Administrative Agent on behalf of the Lenders to be deposited in an account designated by the Administrative Borrower.

                           (iii)    If the Administrative Agent has notified the
Lenders that the Administrative Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.02(c)(ii), the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Administrative Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account.

                           (iv)     Nothing in this subsection 2.02(c) shall be
deemed to relieve any Lender from its obligations to fulfill its Revolving Credit Commitments hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

                  (d)      (i)      With respect to all periods for which the
Administrative Agent has funded Loans pursuant to subsection 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Administrative Agent shall notify each Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Lender's initial funding), each Lender shall promptly (and in any event not later than 2:00 p.m. if the Administrative Agent requests payment from such Lender not later than 12:00 noon on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Administrative Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each

Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Administrative Agent and each Lender under this subsection 2.02(d) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Lender.

                           (ii)     In the event that any Lender fails to make
any payment required to be made by it pursuant to subsection 2.02(d)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this subsection 2.02(d)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitments hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         SECTION 2.03. Notes; Repayment of Loans. (a) The Term Loan A made by a Lender shall be evidenced by a single Term A Note, duly executed on behalf of the Borrowers, dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the amount of such Lender's Term Loan A Commitment. The Term Loan B made by a Lender shall be evidenced by a single Term B Note, duly executed on behalf of the Borrowers, dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the amount of such Lender's Term Loan B Commitment. All Revolving Loans made by a Lender to the Borrowers shall be evidenced by a single Revolving Credit Note, duly executed on behalf of the Borrowers, dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the amount of such Lender's Revolving Credit Commitment.

         (b) The Term Loan A shall be repayable in ten (10) consecutive quarterly installments, on the last day of each January, April, July and October commencing on April 30, 2001, consisting of (i) nine (9) installments, each in an amount equal to $500,000, followed by (ii) one (1) installment, in the amount equal to $13.1 million; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan A.

                  (c) The Term Loan B shall be repaid in full on the Final Maturity Date.

                  (d) The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date.

                  (e) The Administrative Borrower agrees to record each Loan on the Register referred to in Section 12.07(b). Each Loan recorded on the Register (the "Registered Loan") may not be evidenced by promissory notes other than a Term A Note, a Term B Note or a Revolving Credit Note, each of which is a Registered Note (as defined below). Upon the registration of any Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Administrative Borrower. The Borrowers agree, at the request of any Lender, to execute and deliver to such Lender a promissory note in registered form to evidence such Registered Loan (i.e. containing the registered note language set forth in Exhibits A-1, A-2 and B hereto) and registered as provided in Section 12.07(b) (a "Registered Note"), dated the date hereof, payable to such Lender and otherwise duly completed. Once recorded on the Register, the Loan or Loans evidenced by such Note may not be removed from the Register so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

         SECTION 2.04. Interest.

                  (a) Term Loans. (i) Each Term Loan A shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus 3.5%.

                           (ii)     Each Term Loan B shall bear interest on the
principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus 5%; provided that, in the absence of a continuing Event of Default, that portion of such interest equal to 2% per annum shall, in the absence of an election by the Administrative Borrower to pay such interest in cash, be paid-in-kind by being added to the outstanding principal amount of the Term Loans B, provided, further, that, the Administrative Borrower may, on or prior to the date that is 5 Business Days prior to due date thereof, elect to pay all accrued and unpaid interest under this Section 2.4(a)(ii) in cash.

                  (b) Revolving Loans. Each Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus 2%.

                  (c) Default Interest. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, and all fees, indemnities, outstanding Reimbursement Obligations or any other Obligations of the Borrowers under this Agreement, the Notes and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

                  (d) Interest Payment. Interest on each Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

                  (e) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

         SECTION 2.05.     Reduction of Commitment; Prepayment of Loans.

                  (a)      Reduction of Commitments.

                           (i)      Revolving Credit Commitments. The Total
Revolving Credit Commitment shall terminate on the Final Maturity Date. The Borrowers may, without premium or penalty, reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding, (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02, (C) the Letter of Credit Obligations at such time and (D) the stated amount of all Letters of Credit not yet issued as to which a request has been made and not withdrawn. Each such reduction shall be in an amount which is an integral multiple of $1,000,000, (unless the Total Revolving Credit Commitment in effect immediately prior to such reduction is less than $1,000,000) shall be made by providing not less than three Business Days' prior written notice to the Administrative Agent and shall be irrevocable. Once reduced the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

                           (ii)     Term Loans. The Total Term Loan A Commitment
and the Total Term Loan B Commitment shall terminate at 5:00 p.m. (New York City time) on the Effective Date.

                  (b)      Optional Prepayment.

                           (i)      Revolving Loans. The Borrowers may prepay
without penalty or premium the principal of any Revolving Loan, in whole or in part.

                           (ii)     Term Loans. The Borrowers may, upon at least
three (3) Business Days' prior written notice to the Administrative Agent, prepay without penalty the principal of any Term Loan, in whole or in part. Each prepayment made pursuant to this clause (b)(ii) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid and shall be made without penalty or premium. Each prepayment shall be applied, first to the Term Loan B and then to the Term Loan A, in each case, against the remaining installments of principal due on such Term Loan in the inverse order of maturity.

                  (c) Mandatory Prepayment.

                           (i)      The Borrowers will immediately prepay the
Revolving Loans at any time when the aggregate principal amount of all Revolving Loans plus the outstanding amounts of all Letter of Credit Obligations exceeds the Borrowing Base, to the full extent of any such excess. On each day that any Revolving Loans or Letter of Credit Obligations are outstanding, the Borrowers shall hereby be deemed to represent and warrant to the Agents and the Lenders that the Borrowing Base calculated as of such day equals or exceeds the aggregate principal amount of all Revolving Loans and Letter of Credit Obligations outstanding on such day. If at any time after the Borrowers have complied with the first sentence of this Section 2.05(c), the aggregate Letter of Credit Obligations is greater than the then current Borrowing Base, the Borrowers shall provide cash collateral to the Administrative Agent in the amount of such excess, which cash collateral shall be deposited in an interest bearing account maintained by the Administrative Agent and, provided that no Event of Default shall have occurred and be continuing, returned to the Borrowers, at such time as the aggregate Letter of Credit Obligations plus the aggregate principal amount of all outstanding Revolving Loans no longer exceeds the then current Borrowing Base.

                           (ii)     The Borrowers will immediately prepay the
outstanding principal amount of the Term Loans in the event that the Total Revolving Credit Commitment is terminated for any reason.

                           (iii)    The Administrative Agent shall on each
Business Day apply all funds transferred to or deposited in the Payment Office, to the payment, in whole or in part, of the outstanding Revolving Loans.

                           (iv)     Within ten (10) days of delivery to the
Agents and the Lenders of audited annual financial statements pursuant to
Section 7.01(a)(ii), commencing with the delivery to the Agents and the Lenders of the financial statements for the Fiscal Year ended April 1, 2001 or, if such financial statements are not delivered to the Agents and the Lenders on the date such statements are required to be delivered pursuant to such Section 7.01(a)(ii), ten (10) days after the date such statements are required to be delivered to the Agents and the Lenders pursuant to Section 7.01(a)(ii), the Borrowers shall prepay the outstanding principal of the Term Loan B or, if the Term Loan B has been paid in full, the Term Loan A (such prepayments to be applied against the installments thereof in the inverse order of maturity), or if the Term Loans have been paid in full, the Revolving Loans, in an amount equal to 50% of the Excess Cash Flow of the Borrowers for such Fiscal Year.

                           (v)      Dispositions; Casualty Events. (A)
Immediately upon any Disposition by any Borrower or any Loan Party pursuant to
Section 7.02(c)(ii), the Borrowers shall prepay the outstanding principal of the Term Loans (or, if the Term Loans have been paid in full, the Revolving Loans) in an amount equal to 100% of the Net Cash Proceeds received by any Borrower or any Loan Party in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by any Borrower or any Loan Party (and not paid to the Administrative Agent as a prepayment of the Term Loans) shall exceed for all such Dispositions since the Effective Date $200,000, provided that (i) except during the continuance of a Default or an Event of Default, proceeds from the Disposition of computer and communications equipment not in excess of $500,000 in the aggregate shall not be required to be so prepaid to the extent such proceeds are used to replace the computer and communications equipment in respect of which such proceeds were paid if the Administrative Borrower delivers a certificate to the Collateral Agent on or prior to such date stating that such proceeds shall be used to replace or restore any such computer or communications equipment within a period specified in such certificate not to exceed 90 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (ii) if all or any portion of such proceeds not so applied to the repayment of the Loans are not so used within the period specified in the relevant certificate furnished pursuant to clause (i) above, such remaining portion shall be prepaid on the last day of such specified period.

                           (B)      Upon the loss, destruction or taking by
condemnation of any Collateral, the Borrowers shall prepay the outstanding principal of the Term Loans (or, if the Term Loans have been paid in full, the Revolving Loans) in an amount equal to 100% of the proceeds received by the Borrowers or any Loan Party in connection therewith, net of any reasonable expenses incurred in collecting such net proceeds, provided that (i) except during the continuance of a Default or an Event of Default, proceeds, including insurance proceeds, from the loss or destruction of any Collateral not in excess of $500,000 in the aggregate shall not be required to be so prepaid to the extent such proceeds are used to replace any Collateral in respect of which such proceeds were paid if the Administrative Borrower delivers a certificate to the Collateral Agent on or prior to such date stating that such proceeds shall be used to replace or restore any such Collateral within a period specified in such certificate not to exceed 90 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (ii) if all or any portion of such proceeds not so applied to the repayment of the Loans are not so used within the period specified in the relevant certificate furnished pursuant to clause (i) above, such remaining portion shall be prepaid on the last day of such specified period.

                           (vi)     Upon the issuance or incurrence by the
Borrowers of any Indebtedness except as permitted by Section 7.02(b), or the sale or issuance by any Borrower or any Loan Party of any shares of its Capital Stock other than (x) the issuance in the Fiscal Year of the Parent ended March 31, 2001 by the Parent of shares of its Capital Stock to original shareholders of the Parent, the aggregate proceeds of which shall not exceed $2 million and
(y) the issuance by the Parent of shares of its Capital Stock in satisfaction of the Indebtedness evidenced by the Holdback Notes, the Borrowers shall prepay the outstanding amount of the Term Loans (or if the Term Loans have been paid in full, the Revolving Loans) in an amount equal to 100% of the Net Cash Proceeds received by any Borrower or any Loan Party in connection therewith, and (z) the issuance to the Parent of shares of its Capital Stock pursuant to the exercise of options granted under the Parent's Incentive Stock Option Plan. The provisions of this subsection (c) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions hereof.

                           (vii)    If at any time the amount available to be
drawn under any Letter of Credit is reduced by an amount equal to or greater than $100,000, the Borrower shall (x) request a Revolving Loan in the amount of such reduction and (y) prepay the outstanding principal amount of the Term Loan A by the amount of such reduction with the proceeds of such Revolving Loan, provided, that (A) such Revolving Loan and the prepayment of the Term Loan A with the proceeds of such Revolving Loan shall not be required if after giving effect to the Revolving Loan, the proceeds of which shall be used to make such prepayment, Availability is less than $2,000,000 and (B) any such prepayment shall be applied to installments of the Term Loan A in the inverse order of maturity.

                  (d) Application of Payments. Each prepayment pursuant to subsections (c)(v) and (c)(vi) above shall be applied, first, to the Term Loan B, second, to the Term Loan A, and third, to the Revolving Loans. Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the Term Loans in the inverse order of maturity.

                  (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 (other than payments pursuant to subsections (c)(i) and (c)(iii) of this Section 2.05) shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Loans to zero at a time when the Revolving Credit Commitment has been terminated, such prepayment shall be accompanied by the payment of the fees accrued to such date pursuant to Section 2.06.

                  (f) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this
Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

         SECTION 2.06. Fees.

                  (a) Closing Fee. On or prior to the Effective Date, the Borrowers shall pay to the Administrative Agent for the account of the Lenders in accordance with a written agreement among such Lenders a non-refundable closing fee (the "Closing Fee") equal to $600,000 which shall be deemed fully earned when paid.

                  (b) Unused Line Fee. From and after the Effective Date and until the Final Maturity Date, the Borrowers shall pay to the Administrative Agent for the account of the Lenders that have a Revolving Credit Commitment in accordance with their Pro Rata Shares an unused line fee (the "Unused Line Fee"), which shall accrue at the rate per annum of 0.5% on the excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of Revolving Loans and Letter of Credit Obligations outstanding from time to time and shall be payable monthly in arrears on the first day of each month commencing September 1, 2000.

                  (c) Loan Servicing Fee. From and after the Effective Date and until the Final Maturity Date, the Borrowers shall pay to the Administrative Agent for the account of the Agents in accordance with a written agreement between such Agents a non-refundable loan servicing fee (the "Loan Servicing Fee") equal to $7,500 each month, payable on the Effective

Date and monthly in advance thereafter on the first day of each calendar month commencing on September 1, 2000, provided that such Loan Servicing Fee shall be pro rated for the month of August 2000.

         SECTION 2.07. Securitization. The Borrowers hereby acknowledge that the Lenders and any of their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). The Borrowers shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that (i) any such amendment or additional documentation does not impose material additional costs on the Borrowers and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrowers under the Loan Documents or change or affect in a manner adverse to the Borrowers the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and
(c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and any of their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Borrower and its Affiliates to the Lenders in connection with any Loan Document or arise out of or are based upon the omission by Borrowers or any of their Affiliates or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans (collectively, "Indemnified Liabilities") and (ii) agreeing to reimburse the Lenders and any of their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Indemnified Liabilities.

         SECTION 2.08.Taxes.

                  (a) All payments made by the Borrowers hereunder, under the Notes or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the net income of, and branch profit taxes of, any Lender, any Agent or the L/C Issuer imposed by the jurisdiction in which such Lender, such Agent or the L/C Issuer is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office or relevant lending office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes being hereinafter collectively referred to as "Taxes"). If the Borrowers shall be required by law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder,

                           (i)      the amount so payable shall be increased to
the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders or the L/C Issuer pursuant to this sentence) the Lenders or the L/C Issuer receive an amount equal to the sum they would have received had no such deductions or withholdings been made,

                           (ii)     the Borrowers shall make such deductions or
withholdings, and

                           (iii)    the Borrowers shall pay the full amount
deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter, the Administrative Borrower shall send the Lenders, the L/C Issuer and the Agents an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders, L/C Issuer or the Agents, as the case may be) showing payment. In addition, the Borrowers agree to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes, the Letters of Credit or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").

                  (b) The Borrowers will indemnify the Lenders and the L/C Issuer for the amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by any Lender or the L/C Issuer and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender or such L/C Issuer makes written demand which demand shall identify the nature and amount of Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

                  (c) Each Lender that is organized in a jurisdiction other than the United States, a State thereof or the District of Columbia hereby agrees that:

                           (i)      it shall, no later than the Effective Date
(or, in the case of a Lender which becomes a party hereto pursuant to Section
12.07 hereof after the Effective Date, the date upon which such Lender becomes a party hereto) deliver to the Administrative Borrower and the Agents: (A) two accurate, complete and signed originals of U.S.

Internal Revenue Service Form 4224 or successor form, or (B) two accurate, complete and signed originals of U.S. Internal Revenue Service Form 1001 or successor form, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of United States Federal income tax;

                           (ii)     if at any time such Lender changes its
lending office or offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter, deliver to the Administrative Borrower through the Agents in replacement for, or in addition to, the forms previously delivered by it hereunder: (A) if such changed or additional lending office is located in the United States, two accurate, complete and signed originals of such Form 4224 or successor form, or (B) two accurate, complete and signed originals of such Form 1001 or successor form, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax; and

                           (iii)    it shall, promptly upon the Administrative
Borrower's reasonable request to that effect, deliver to the Administrative Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes. (d) If any Borrower fails to perform its obligations under this Section 2.08, the Borrowers shall indemnify the Lenders and the L/C Issuer for any taxes, interest or penalties that may become payable as a result of any such failure.

                                  ARTICLE III

                                LETTERS OF CREDIT

                  SECTION 3.01.   Letter of Credit Guaranty.

                           (a)      In order to assist the Borrowers in
establishing or opening not more than 3 standby letters of credit, which shall not have expiration dates that exceed 364 days from the date of issuance (the "Letters of Credit"), with the L/C Issuer, the Borrowers have requested the Administrative Agent to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts thereunder through the issuance of a Letter of Credit Guaranty, thereby lending the Administrative Agent's credit to that of the Borrowers, and the Administrative Agent has agreed to do so. Letters of Credit shall only be issued on the Effective Date. These arrangements shall be coordinated by the Administrative Agent subject to the terms and conditions set forth below. The Administrative Agent shall not be required to be the issuer of any Letter of Credit. The Borrowers will be the account parties for application for a Letter of Credit, which shall be substantially in the form of Exhibit K hereto or on a computer transmission system approved by the Administrative Agent and the L/C Issuer or such other written form or computer transmission system as may from time to time be approved by the L/C Issuer and the Administrative Agent, and shall be duly completed in a manner reasonably acceptable to the Administrative Agent, together with such other certificates, agreements, documents and other papers and information as the L/C Issuer or the Administrative Agent may reasonably request (the "Letter of Credit Application"). In the event of any conflict between the terms of the Letter of Credit Application and this Agreement, for purposes of this Agreement, the terms of this Agreement shall control.

                           (b)      The aggregate Letter of Credit Obligations
shall not exceed the lowest of (i) the difference between (A) the Total Revolving Credit Commitment and (B) the aggregate principal amount of Revolving Loans then outstanding, (ii) the difference between (A) the Borrowing Base and
(B) the aggregate principal amount of the Revolving Loans then outstanding, and
(iii) the L/C Subfacility. In addition, the terms and conditions of all Letters of Credit and all changes or modifications thereof by the Borrowers and/or the L/C Issuer shall in all respects be subject to the prior approval of the Administrative Agent in the reasonable exercise of its sole and absolute discretion, provided, however, that (i) the expiry date of all Letters of Credit shall be no later than fifteen days prior to the Final Maturity Date unless, on or prior to fifteen days prior to the Final Maturity Date either such Letters of Credit shall be cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit or the Borrowers shall provide the Administrative Agent and the Lenders with an indemnification, in form and substance reasonably satisfactory to the Administrative Agent, from a commercial bank or other financial institution acceptable to the Agents for any Letter of Credit Obligations with respect to such Letters of Credit and (ii) the Letters of Credit and all documentation in connection therewith shall be in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer.

                           (c)      The Administrative Agent shall have the
right, without notice to the Borrowers, to charge the Loan Account with the amount of any and all indebtedness, liabilities and obligations of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Agents or the Lenders under the Letter of Credit Guaranty or incurred by an L/C Issuer with respect to a Letter of Credit at the earlier of (i) payment by the Administrative Agent or the Lenders under the Letter of Credit Guaranty or (ii) the occurrence of an Event of Default. Any amount charged to the Loan Account shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrowers, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.02 of this Agreement. Any charges, fees, commissions, costs and expenses charged to the Administrative Agent for the Borrowers' account by the L/C Issuer in connection with or arising out of Letters of Credit or transactions relating thereto will be charged to the Loan Account in full when charged to or paid by the Administrative Agent and, when charged, shall be conclusive on the Borrowers absent manifest error. Each of the Lenders and the Borrowers agrees that the Administrative Agent shall have the right to make such charges regardless of whether any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied.

                           (d)      The Borrowers unconditionally indemnify each
Agent and each Lender and hold each Agent and each Lender harmless from any and all loss, claim or liability incurred by any Agent or any Lender arising from any transactions or occurrences relating to Letters of Credit, any drafts or acceptances thereunder, the Collateral relating thereto, and all

Obligations in respect thereof, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the L/C Issuer, any Agent or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrowers further agree to jointly and severally hold each Agent and each Lender harmless from any errors or omission, negligence or misconduct by the L/C Issuer. The Borrowers' unconditional obligations to each Agent, the L/C Issuer and each Lender with respect to Letters of Credit hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of such Agent's, the L/C Issuer's or such Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Borrowers agree that any charges incurred by the Administrative Agent or the L/C Issuer for the Borrowers' account hereunder may be charged to the Loan Account.

                  (e) Upon any payments made to the L/C Issuer under the Letter of Credit Guaranty, the Agents or the Lenders, as the case may be, shall, without prejudice to their rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrowers in favor of the L/C Issuer in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to the Agents and the Lenders and apply in all respects to the Agents and the Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

          SECTION 3.02. Participations.

                  (a) Purchase of Participations. Immediately upon issuance by the L/C Issuer of any Letter of Credit pursuant to this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Administrative Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in all obligations of the Administrative Agent in such Letter of Credit (including, without limitation, all Reimbursement Obligations of the Borrowers with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

                  (b) Sharing of Payments. In the event that the Administrative Agent makes any payment in respect of the Letter of Credit Guaranty and the Borrowers shall not have repaid such amount to the Administrative Agent, the Administrative Agent shall charge the Loan Account in the amount of the Reimbursement Obligation, in accordance with Sections 3.01(c) and 4.02 of this Agreement.

                  (c) Obligations Irrevocable. The obligations of a Lender to make payments to the Administrative Agent for the account of the Agents, the Lenders or the L/C Issuer with respect to a Letter of Credit shall be irrevocable, without any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                           (i)      any lack of validity or enforceability of
this Agreement or any of the other Loan Documents;

                           (ii)     the existence of any claim, setoff, defense
or other right which any Borrower may have at any time against a beneficiary named in such Letter of Credit or any transferee of such Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Lender, or any other Person, whether in connection with this Agreement, such Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other party and the beneficiary named in such Letter of Credit);

                           (iii)    any draft, certificate or any other document
presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv)     the surrender or impairment of any security
for the performance or observance of any of the terms of any of the Loan Documents;

                           (v)      any failure by any Agent to provide any
notices required pursuant to this Agreement relating to such Letter of Credit;

                           (vi)     any payment by the L/C Issuer under such
Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; or

                           (vii)    the occurrence of any Default or Event of
Default.

         SECTION 3.03. Letters of Credit.

                  (a) Request for Issuance. The Administrative Borrower may, upon notice not later than 12:00 noon, New York City time, at least two Business Days in advance of the Effective Date, request the Administrative Agent to assist the Borrowers in establishing or opening a Letter of Credit by delivering to the Administrative Agent, with a copy to the L/C Issuer, a Letter of Credit Application, together with any necessary related documents. The Administrative Agent shall not provide support, pursuant to the Letter of Credit Guaranty, if the Administrative Agent shall have received written notice from the Required Lenders on the Business Day immediately preceding the proposed issuance date for such Letter of Credit that one or more of the conditions precedent in Section 5.01 will not have been satisfied on such date, and the Administrative Agent shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.01 have been satisfied.

                  (b) Letter of Credit Fees. (i) The Borrowers shall pay to the Administrative Agent for the account of the Lenders with a Revolving Credit Commitment, in accordance with the Lenders' Pro Rata Shares (x) for any Letter of Credit issued hereunder, a nonrefundable fee equal to 3% per annum of the stated amount of such Letter of Credit, payable on the date such Letter of Credit is issued and (y) for any amendment to an existing Letter of

Credit that increases the stated amount of such Letter of Credit, a nonrefundable fee equal to 3% per annum of the increase in the stated amount of such Letter of Credit, payable on the date of such increase.

                           (ii)     L/C Issuer Charges. The Borrowers shall
pay to the Administrative Agent the standard charges assessed by the L/C Issuer in connection with the issuance, administration, amendment, payment or cancellation of Letters of Credit.

                           (iii)    Charges to the Loan Account. The Borrowers
hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Sections 3.01(c) and 4.02 of this Agreement with the amount of any Letter of Credit fees or charges due under this Section 3.03.

                                   ARTICLE IV

                      FEES, PAYMENTS AND OTHER COMPENSATION

                  SECTION 4.01. Audit and Collateral Monitoring Fees. The Borrowers acknowledge that the Agents may upon reasonable notice to the Administrative Borrower visit the Borrowers and the Guarantors and/or conduct audits, inspectors and/or field examinations of the Borrowers and the Guarantors at any time and from time to time, during normal business hours, in a manner so as to not unduly disrupt the business of the Borrowers and the Guarantors, provided that such notice shall not be required and such visits, audits and examinations shall not be required to be during normal business hours if an Event of Default has occurred and is continuing. The Borrowers jointly and severally agree to pay $750 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, inspections, audits and examinations; provided, however, if no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to pay the fees, costs and expenses for more than four (4) such visits, audits and/or examinations during any fiscal year.

                  SECTION 4.02. Payments; Computations and Statements. (a) Except as provided in Section 2.04(a)(ii) hereof, the Borrowers will make each payment under the Notes not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent at the Payment Office. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agents and the Lenders. Except as provided in
Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the

Administrative Agent may, from time to time, charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agree that the Administrative Agent shall have the right to make such charges whether or not any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of the Borrowers shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrowers, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.02 of this Agreement. The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Administrative Agent's discretion, provided that the Administrative Agent shall from time to time upon the request of the Collateral Agent, charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

                           (b)      The Administrative Agent shall provide the
Administrative Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates on all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month, any Letters of Credit issued by the L/C Issuer for the account of the Borrowers during such month, specifying the face amount thereof, the amount of charges to such Loan Account and/or Loans made to the Borrowers during such month to reimburse the Lenders for drawings made under Letters of Credit, and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall be final and conclusive absent manifest error.

         SECTION 4.03. Sharing of Payments, Etc. Except as provided in
Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this
Section 4.03 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

         SECTION 4.04. Apportionment of Payments.

                  (a) Subject to Section 2.02 hereof and to any written agreement among the Agents and the Lenders, all payments of principal and interest in respect of outstanding Loans, all payments in respect of the Reimbursement Obligations, all payments of fees (other than the fees set forth in Sections 2.06 hereof to the extent set forth in such written agreement among the Agents and the Lenders, fees with respect to Letters of Credit provided for in Section 3.03(b)(ii) and the audit and collateral monitoring fee provided for in Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

                  (b) After the occurrence and during the continuance of an Event of Default, all payments in respect of any Obligations and all proceeds of the Collateral, shall, unless the Administrative Agent shall otherwise agree, be applied, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agents or the L/C Issuer until paid in full; (ii) second, ratably to pay the Revolving Loan Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Revolving Loans, Collateral Agent Advances and Reimbursement Obligations until paid in full; (iv) fourth, ratably to pay principal of the Revolving Loans, Collateral Agent Advances and Letter of Credit Obligations (or, to the extent such Obligations are contingent, to provide cash collateral in respect of such Obligations) until paid in full; (v) fifth, ratably to pay the Term Loan Obligations in respect of any fees and indemnities then due the Lenders until paid in full; (vi) sixth, ratably to pay interest due in respect of the Term Loans until paid in full; (vii) seventh, ratably to pay principal of the Term Loans until paid in full, and (viii) eighth, to the ratable payment of all other Obligations then due and payable.

                  (c) In each instance, so long as no Event of Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrowers specified by the Administrative Borrower to the Administrative Agent to be for the payment of Term Loan Obligations then due and payable under any provision of this Agreement or the prepayment of all or part of the principal of the Term Loans in accordance with the terms and conditions of Section 2.05.

                           (d)      For purposes of Section 4.04(b), "paid in
full" with respect to interest shall include interest accrued after the commencement of any Insolvency Proceeding irrespective of whether a claim for such interest is allowable in such Insolvency Proceeding.

                           (e)      In the event of a direct conflict between
the priority provisions of this Section 4.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.04 shall control and govern.

                           (f) For the avoidance of doubt, all proceeds of
Accounts Receivable shall be deposited into the Lockboxes or Collection Accounts, and sent to the Payment Office to be credited to the Administrative Agent's Account for application to the Revolving Loans pursuant to Sections 2.05(c)(iii) and 8.01.

         SECTION 4.05. Increased Costs and Reduced Return.

                  (a) If any Lender or the L/C Issuer shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer with any directive of or guideline from any central bank or other Governmental Authority or the introduction of or change in any accounting principles applicable to the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer (in each case, whether or not having the force of law), shall (i) change the basis of taxation of payments to the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer of any amounts payable hereunder (except for taxes on the overall net income of the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, Letter of Credit or against assets of or held by, or deposits with or for the account of, or credit extended by, the L/C Issuer or any Lender, or any Person controlling any such Lender or the L/C Issuer or (iii) impose on the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer any other condition regarding this Agreement or any Loan or Letter of Credit, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to the L/C Issuer or any Lender of making any Loan, issuing, guaranteeing or participating in any Letter of Credit, or agreeing to make any Loan or issue, guaranty or participate in any Letter of Credit, or to reduce any amount received or receivable by the L/C Issuer or any Lender hereunder, then, upon demand by the L/C Issuer or such Lender, the Borrowers shall pay to the L/C Issuer or such Lender such additional amounts as will compensate the L/C Issuer or such Lender for such increased costs or reductions in amount.

                  (b) If any Lender or the L/C Issuer shall have determined that any Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender, and the L/C Issuer or any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, Letters of Credit issued or any guaranty or participation with respect thereto, or the L/C Issuer's, any Lender's or any such other controlling Person's other obligations hereunder, or
(ii) has or would have the effect of reducing the rate of return on the L/C Issuer's, any Lender's, any such other controlling Person's capital to a level below that which such L/C Issuer, such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, Letters of Credit issued, or any guaranty or participation with respect thereto or any agreement to make Loans, to issue Letters of Credit or such L/C Issuer's, such Lender's, such other controlling Person's other obligations hereunder (in each case, taking into consideration such L/C Issuer's, such Lender's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by the L/C Issuer or any Lender, the Borrowers shall pay to the L/C Issuer or such Lender from time to time such additional amounts as will compensate the L/C Issuer or such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such L/C Issuer's, such Lender's or such other controlling Person's capital.

                  (c) All amounts payable under this Section 4.05 shall bear interest from the date that is ten days after the date of demand by the L/C Issuer or a Lender until payment in full to the L/C Issuer or such Lender at the Reference Rate. A certificate of the L/C Issuer or any Lender claiming compensation under this Section 4.05 specifying the event herein above described and the nature of such event shall be submitted by the L/C Issuer or such Lender to the Administrative Borrower, setting forth the additional amount due and an explanation in reasonable detail of the calculation thereof, the L/C Issuer's or such Lender's reasons for invoking the provisions of this Section 4.05, and shall be final and conclusive absent manifest error.

         SECTION 4.06. Joint and Several Liability of the Borrowers.

                  (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.06), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.06 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

                  (b) The provisions of this Section 4.06 are made for the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.06 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

                  (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrowers with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

                                    ARTICLE V

                               CONDITIONS TO LOANS

         SECTION 5.01. Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the "Effective Date") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agents:

                  (a) Payment of Fees, Etc. The Borrowers shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 12.04 (it being understood that the Expense Deposit will be applied to reduce the amount of such fees, costs, expenses and taxes).

                  (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agents, the Lenders or the L/C Issuer pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

                  (c) Legality. The making of the initial Loans or the issuance of any Letters of Credit shall not contravene any law, rule or regulation applicable to the Agents, the Lenders or the L/C Issuer.

                  (d) Delivery of Documents. The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date:

                           (i)      a Term A Note payable to the order of each
Lender with a Term Loan A Commitment, duly executed by the Borrowers;

                           (ii)     a Term B Note payable to the order of each
Lender with a Term Loan B Commitment, duly executed by the Borrowers;

                           (iii)    a Revolving Credit Note payable to the order
of each Lender with a Revolving Credit Commitment, duly executed by the Borrowers;

                           (iv)     a Security Agreement, duly executed by each
Borrower and Guarantor;

                           (v)      a Pledge Agreement, duly executed by each
Borrower and Guarantor, together with the original stock certificates representing all of the common stock of such Loan Party's subsidiaries and all intercompany promissory notes of such Loan Party, accompanied by undated stock powers executed in blank and other proper instruments of transfer;

                           (vi)     the Warrant, duly executed by the Parent;

                           (vii)    the Registration Rights Agreement, duly
executed by the Parent and the Lenders;

                           (viii)   appropriate financing statements on Form
UCC-1, duly executed by each Loan Party and duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreements;

                           (ix)     certified copies of request for copies of
information on Form UCC-11, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices referred to in paragraph (viii) above, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent, shall not show any such Liens;

                           (x)      a copy of the resolutions of each Loan
Party, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                           (xi)     a certificate of an Authorized Officer of
each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

                           (xii)    a certificate of the appropriate official(s)
of the state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states;

                           (xiii)   a true and complete copy of the charter,
certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party;

                           (xiv)    a copy of the charter and by-laws, limited
liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

                           (xv)     an opinion of Akerman & Senterfitt, counsel
to the Loan Parties, substantially in the form of Exhibit J and as to such other matters as the Collateral Agent may reasonably request;

                           (xvi) a certificate of an Authorized Officer of each
Loan Party, certifying as to the matters set forth in subsection (b) of this
Section 5.01;

                           (xvii)   a copy of the Financial Statements, together
with a certificate of an Authorized Officer of the Parent setting forth all existing Indebtedness, pending or threatened litigation or claims and other contingent liabilities of the Parent and its Subsidiaries;

                           (xviii)  evidence of the insurance coverage required
by Section 7.01 and the terms of the Security Agreements and such other insurance coverage with respect to the business and operations of the Loan Parties as the Collateral Agent may reasonably request, in each case, where requested by the Collateral Agent, with such endorsements as to the named insureds or loss payees thereunder as the Collateral Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Collateral Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Collateral Agent may request;

                           (xix)    a certificate of an Authorized Officer of
the Administrative Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowings, Letters of Credit Applications and all other notices under this Agreement and the other Loan Documents;

                           (xx)     copies of the AASI, the Voting Trust
Agreement and all other Material Contracts as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Parent, together with a certificate of an Authorized Officer of the Parent stating that such agreements remain in full force and effect and that the Parent and its Subsidiaries have not breached or defaulted in any of their obligations under such agreements;

                           (xxi)    copies of the Holdback Note Documents,
certified as true and correct copies thereof by an Authorized Officer of the Parent, which Holdback Note Documents shall be in form and substance satisfactory to the Agents;

                           (xxii)   copies of the Acquisition Notes certified as
true and correct copies thereof by an Authorized Officer of the Parent, which Acquisition Notes shall be in form and substance satisfactory to the Agents;

                           (xxiii) the Subordination Agreement, duly executed by
the Existing Lenders and the Collateral Agent;

                           (xxiv)   A Purchase Agreement, in form and substance
satisfactory to the Collateral Agent, with respect to the purchase by the Lenders of the Purchased Debt, duly executed by the Existing Lenders;

                           (xxv)    such depository account, blocked account,
lockbox account and similar agreements and other documents, each in form and substance satisfactory to the Agents, as the Agents may request with respect to the Borrowers' cash management system; and

                           (xxvi)   such other agreements, instruments,
approvals, opinions and other documents, each satisfactory to the Collateral Agent in form and substance, as the Collateral Agent may reasonably request.

                  (e) Material Adverse Change. The Collateral Agent shall have determined, in its sole judgment, that no material adverse change (which shall be deemed to exclude any determination by the Nasdaq Stock Market to delist the Parent from the Nasdaq

National Market) shall have occurred in the business, operations, condition (financial or otherwise), properties or prospects of any Loan Party since April 2, 2000.

                  (f) Proceedings; Receipt of Documents. All proceedings in connection with the making of the initial Loan or the issuance of the initial Letter of Credit and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request.

                  (g) Management Reference Checks. The Collateral Agent shall have received satisfactory reference checks for key management of each Loan Party.

                  (h) Due Diligence. The Agents shall have completed their due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agents, in their sole and absolute discretion. Without limiting the foregoing, the Collateral Agent shall have received an appraisal of the Collateral, dated not earlier than 30 days prior to the Effective Date, from such appraisal firm as selected by Collateral Agent, and such appraisal and the results thereof shall be acceptable to the Collateral Agent, in its sole and absolute discretion.

                  (i) Availability. After giving effect to all Loans made on the Effective Date and all Letters of Credit issued on the Effective Date,
(i) the Availability shall not be less than $5 million and (ii) all liabilities of the Loan Parties shall be current. The Administrative Borrower shall deliver to the Agent a certificate of the chief financial officer and the chief operating officer of the Administrative Borrower certifying as to the matters set forth in clauses (i) and (ii) above and containing the calculations thereof.

                  (j) Warrant Stock. The Parent shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, 200,000 of the shares of Common Stock issuable upon exercise of the Warrants to provide for the issuance of the Warrant Stock in accordance with the terms of the Warrants.

                  (k) Existing Credit Facilities. The outstanding obligations under the Existing Credit Facilities shall be (i) repaid in part for
(A) a cash amount not to exceed: (x) $32.5 million, plus (y) the Supplemental Payment, as defined below, which may be made with the proceeds of Revolving Loans and the Term Loan A ((x) plus (y) being referred to herein as the "Cash Repayment Amount"), and (B) the Holdback Notes in an aggregate principal amount not to exceed $5.462 million (the "Note Repayment Amount" and together with the Cash Repayment Amount, collectively, the "Repayment Consideration") and (ii) the remaining outstanding Indebtedness under the Existing Credit Facilities after giving effect to the payment of the Repayment Consideration will be purchased by the Lenders with a Term Loan B Commitment for a purchase price acceptable to such Lenders. The "Supplemental Payment" shall be equal to the amount, if any, by which the total amount due under the Existing Credit Facilities (exclusive of outstanding letters of credit) as of the Effective Date exceeds $51.9 million, provided, however, the Supplemental Payment shall be equal to zero ($-0-) if the amount required to pay the Supplemental Payment would result in, as of the Effective Date and giving effect to such payment, (x) there being less than $5 million of Availability or (y) the sum of the outstanding Revolving Loans and the outstanding Term Loan A exceeding three and one-half (3 1/2) times trailing twelve-month EBITDA (adjusted for non-recurring items that occurred in the calendar years 1999 and 2000).

         SECTION 5.02. Conditions Precedent to all Loans and Letters of Credit. The obligation of any Agent or any Lender to make any Loan or of the Administrative Agent to assist the Borrowers in establishing or opening any Letter of Credit is subject to the fulfillment, in a manner satisfactory to the Administrative Agent, of each of the following conditions precedent:

                  (a) Payment of Fees, Etc. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers to the Agents, the Lenders and the L/C Issuer pursuant to this Agreement and the other Loan Documents, including, without limitation, Sections 2.06 and 12.04 hereof.

                  (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Administrative Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Loan, and the Borrowers' acceptance of the proceeds of such Loan, or the submission by the Borrowers of a Letter of Credit Application with respect to a Letter of Credit, and the issuance of such Letter of Credit, shall each be deemed to be a representation and warranty by the Borrowers on the date of such Loan or the date of issuance of Letter of Credit that: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agents pursuant hereto or thereto on or prior to the date of such Loan or Letter of Credit are true and correct on and as of such date as though made on and as of such date, (ii) at the time of and after giving effect to the making of such Loan and the application of proceeds thereof or at the time of issuance of such Letter of Credit, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made, or the issuance of such Letter of Credit to be issued, on such date and (iii) the conditions set forth in this
Section 5.02 have been satisfied as of the date of such request.

                  (c) Legality. The making of such Loan or the issuance of such Letter of Credit shall not contravene any law, rule or regulation applicable to the Agents, the Lenders or the L/C Issuer.

                  (d) Notices; Borrowing Base Certificate. Except in the case of a Revolving Loan pursuant to Section 3.01(c), the Administrative Agent shall have received (i) a Notice of Borrowing pursuant to Section 2.02 hereof, together with, in the case of a Revolving Loan, if requested by the Administrative Agent, a Borrowing Base Certificate as required by Section 2.02 hereof and (ii) a Letter of Credit Application pursuant to Section 3.03 hereof.

                  (e) Delivery of Documents. The Agents shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Agents, as any Agent may reasonably request.

         (f) Receipt of Documents. All documents incidental with the making of such Loan or the issuance of such Letter of Credit, shall be satisfactory to the Agents and their counsel, and the Agents and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance satisfactory to the Agents, as the Agents or such counsel may reasonably request.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.01. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents, the Lenders and the L/C Issuer as follows:

         (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of each Borrower, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that failure to be so qualified or in good standing would not have a Material Adverse Effect.

         (b) Capitalization. Set forth on Schedule 6.01(b), is a complete and accurate description of the authorized Capital Stock of the Parent, by class, and, as of the Effective Date, a description of the number of shares of each such class that are issued and outstanding. All such shares have been validly issued and, as of the Effective Date, are fully paid, non-assessable shares, free of preemptive rights or other similar rights suffered or permitted by the Parent. Other than as described on Schedule 6.01(b), (i) there are no subscriptions, options, warrants, rights to subscribe for, or calls or commitments relating to any shares of the Parent's Capital Stock, including any right of conversion or exchange under any outstanding security or other instrument, (ii) the Parent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any security convertible into or exchangeable for any of its Capital Stock, and (iii) there are no agreements or arrangements under which the Parent or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act. Except as disclosed on Schedule 6.01(b), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Warrant Stock as described in the Warrants. The Parent has reserved, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the Lenders to purchase shares of the Warrant Stock in accordance with the Warrants.

         (c) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

         (d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

         (e) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

         (f) Subsidiaries. Schedule 6.01(f) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens. There are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent.

         (g) Litigation. Except as set forth in Schedule 6.01(g), there is no pending or, to the knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could have a Material Adverse Effect or (ii) relates to this Agreement, the Notes or any other Loan Document or any transaction contemplated hereby or thereby.

         (h)      Financial Condition.

                  (i) The Financial Statements, copies of which have been delivered to the Agents and the Lenders, fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since April 2, 2000 no event or development has occurred that has had or could have a Material Adverse Effect.

                  (ii)     The Parent has heretofore furnished to the Lenders
(A) projected quarterly balance sheets and statements of cash flows and monthly income statements of the Parent and its Subsidiaries for the period from April 3, 2000, through April 1, 2001, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in 2002 through 2005, in each case as updated from time to time pursuant to Section 7.01(a)(vii). Such projections, as so updated, are believed by the Parent at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Parent, and have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and the Parent is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

         (i) Compliance with Law, Etc. None of the Loan Parties is in violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, and no default or event of default has occurred and is continuing under any such Agreement or instrument except where such violation of an agreement or instrument is not reasonably likely to result in a Material Adverse Effect.

         (j) ERISA. Except as set forth on Schedule 6.01(j), (i) each Employee Plan is in substantial compliance with ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agents, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status,
(iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, and (v) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months. Except as set forth on Schedule 6.01(j), none of the Loan Parties or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Loan Parties or any of their ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Internal Revenue Code, none of the Loan Parties or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Loan Parties or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.

         (k) Taxes, Etc. All Federal, state and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

         (l) Regulation U. None of the Loan Parties is nor will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         (m) Nature of Business. None of the Loan Parties is engaged in any business other than the sales, marketing, franchising, and provision of industrial staffing services.

         (n) Adverse Agreements, Etc. Neither the Parent nor any other Loan Party is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or is reasonably likely to have, a Material Adverse Effect.

         (o) Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations (collectively, "Permits") required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Permit, and there is no claim that any thereof is not in full force and effect, except to the extent that the loss of such Permit is not reasonably likely to have a Material Adverse Effect.

         (p) Properties. (i) Each Loan Party has good and marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens. The properties are in good working order and condition, ordinary wear and tear excepted.

                  (ii) Schedule 6.01(p) sets forth a complete and accurate list as of the Effective Date of the location, by state and street address, of all real property owned or leased by each Loan Party. As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on
Schedule 6.01(p) to which it is a party. Schedule 6.01(p) sets forth with respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 6.01(p). To the knowledge of any Loan Party, no other party to any such Lease is in default of its obligations thereunder, and none of the Loan Parties (or any other party to any such Lease) has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such Lease, in each case other than in respect of Leases the termination of which would not be reasonably likely to have a Material Adverse Effect.

         (q) Full Disclosure. Each Loan Party has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agents in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no contingent liability or fact that may have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a schedule hereto.

         (r)      Intentionally Omitted.

         (s) Operating Lease Obligations. On the Effective Date, none of the Loan Parties has any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth on Schedule 6.01(s).

         (t) Environmental Matters. Except as set forth on Schedule 6.01(t), (i) the operations of each Loan Party are in compliance with Environmental Laws, except for any such non-compliance that could not have a Material Adverse Effect; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which could have a Material Adverse Effect; and
(iv) to the best knowledge of the Loan Parties, no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect.

         (u) Insurance. Each Loan Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Collateral Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(u) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

         (v) Use of Proceeds. The Revolving Loans and the Term Loan A shall be used (i) to repay the outstanding obligations under the Existing Credit Facilities for the Repayment Consideration, (ii) to pay fees and expenses and
(iii) for working capital in the ordinary course of business of the Borrowers. The Term Loan B shall result from the amendment and restatement of the remaining outstanding principal balance of the Indebtedness under the Existing Credit Facilities purchased by the Lenders after such Indebtedness is amended, restated and consolidated into this Agreement.

         (w) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan and Letter of Credit, each Loan Party is, and the Loan Parties on a consolidated basis are, Solvent.

         (x) Location of Bank Accounts. Schedule 6.01(x) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

         (y) Intellectual Property. Except as set forth on Schedule 6.01(y), each Loan Party owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth on Schedule 6.01(y) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of each Loan Party. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not have, individually or in the aggregate, a Material Adverse Effect. To the best knowledge of each

Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could have a Material Adverse Effect.

         (z) Material Contracts. Set forth on Schedule 6.01(z) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to the enforcement of creditors' rights generally, (ii) has not been otherwise amended or modified except as disclosed in writing to the Collateral Agent, and (iii) is not in default due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto.

         (aa) Holding Company and Investment Company Acts. None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         (bb) Employee and Labor Matters. There is (A) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement which is reasonably likely to have a Material Adverse Effect and (B) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party which is reasonably likely to have a Material Adverse Effect.

         (cc) Customers and Suppliers. There exists (i) no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (A) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, or (B) any Loan Party, on the one hand, and any material supplier thereof, on the other hand and, (ii) to the best knowledge of any Loan Party, no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change, in each case, which is reasonably likely to have a Material Adverse Effect.

         (dd) No Bankruptcy Filing. None of the Loan Parties is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such Loan Party's assets or property, and none of the Loan Parties has any knowledge of any Person contemplating the filing of any such petition against it.

         (ee) Place of Business; Chief Executive Office; Location of Equipment. Schedule 6.01(ee) sets forth a complete and accurate list as of the date hereof of (A) each place of business of each Loan Party, (B) the chief executive office of each Loan Party and (C) each location at which each Loan Party has any equipment.

         (ff) Tradenames. Schedule 6.01(ff) hereto sets forth a complete and accurate list as of the Effective Date of all tradenames used by each Loan Party.

         (gg) Security Interests. Each Security Agreement creates in favor of the Collateral Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby. Upon the filing of the UCC-1 financing statements described in Section 5.01(d)(xi), the recording of the Collateral Assignment for Security (Trademarks), referred to in each Security Agreement, in the United States Patent and Trademark Office, such security interests in and Liens on the Collateral granted thereby shall be perfected, first priority security interests, and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (i) the filing of continuation statements in accordance with applicable law, (ii) the recording of the Collateral Assignment for Security (Trademarks) pursuant to each Security Agreement in the United States Patent and Trademark Office, with respect to after-acquired U.S. patent and trademark applications and registrations, (iii) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property, and (iv) the registration of all U.S. copyrights and the recordation of the Collateral Assignment for Security (Copyrights) in the United States Copyright Office.

         (hh) Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

         (ii) Representations and Warranties in Documents; No Default. All representations and warranties set forth in the Loan Documents are true and correct in all respects at the time as of which such representations were made and on the Effective Date. No Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

         (jj) Issuance of Securities Upon issuance in accordance with the terms of the Warrants, the Warrant Stock shall be (a) validly issued, fully paid, and non-assessable, (b) free from all taxes, liens, and charges with respect to the issue thereof and shall not be subject to preemptive rights or similar rights of stockholders of the Parent, and (c) entitled to the rights and preferences set forth herein.

         (kk) No General Solicitation Neither the Parent, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the Warrants or the Warrant Stock.

         (ll) No Integrated Offering Neither the Parent, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Warrant Stock under the Securities Act or cause the offering of the Warrant Stock to be integrated with prior offerings by the Parent for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers Automated Quotations System.

                                   ARTICLE VII

                            COVENANTS OF THE BORROWER

     SECTION 7.01. Affirmative Covenants. So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligations (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Loan Parties will, unless the Required Lenders shall otherwise consent in writing:

         (a)      Reporting Requirements. Furnish to each Agent and each Lender:

                  (i) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Parent, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Lenders, subject to normal year-end adjustments;

                  (ii) as soon as available, and in any event within 90 days after the end of each Fiscal Year consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and satisfactory to the Agents (which opinion shall be without (A) a "going concern" or like qualification or exception, (B) any qualification or exception as to the scope of such audit or
(C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03, together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

                  (iii) as soon as available, and in any event within 30 days of the end of each fiscal month of the Parent and its Subsidiaries internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and consolidated and consolidating statements of cash flows for such fiscal month of the Parent and its Subsidiaries for such fiscal month and for the period from the beginning of such Fiscal Year to the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such fiscal month and the results of operations and cash flows of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to normal year-end adjustments;

                  (iv) simultaneously with the delivery of the financial statements of the Parent required by clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of an Authorized Officer (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Section 7.03;

                  (v) as soon as available and in any event (A) within 10 days of the end of each fiscal month of the Borrowers, reports in detail satisfactory to the Agents and certified by an Authorized Officer as being accurate and complete (w) listing all Accounts Receivable of each Borrower as of such day, which shall include the amount and age of each Account Receivable, showing separately those which are more than 30, 60, 90 and 120 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto, together with the name and mailing address of each Account Debtor with respect to each such Account Receivable and such other information as any Agent may reasonably request; (x) listing all accounts payable of each Borrower as of each such day which shall include the amount and age of each account payable, the name and mailing address of each account creditor and such other information as any Agent may request; (y) listing on a cumulative basis, all accrued and unpaid payroll of the Borrowers as of such day, and (z) listing all unbilled Accounts Receivable of the Borrowers as of such day; and (B) within 15 days of the end of each fiscal month, a reconciliation of the schedule delivered to the Agents pursuant to clause (v)(A) for the current fiscal month with the schedule delivered to the Agents pursuant to clause (v)(A) for the immediately preceding fiscal month.

                  (vi) as soon as available and in any not later than Thursday of each week (or, in the case of the Borrowing Base Certificate, if requested by the Agents, each Business Day), (A) a Borrowing Base Certificate, current as of the close of business on the Sunday of the immediately preceding week (or, in the case of a daily Borrowing Base Certificate, the preceding Business Day), supported by schedules showing the derivation thereof and containing such detail and other information as any Agent may request from time to time provided, that (x) the Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agents but not including the date on which a subsequent Borrowing Base Certificate is received by the Agents, unless any Agent disputes the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the Administrative Borrower and (y) in the event of any dispute about the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof, such Agent's good faith judgment shall control,
(B) a listing on a cumulative basis, of all accrued and unpaid payroll of the Borrowers as of the close of business on Friday of the immediately preceding week, and (C) a listing of all unbilled Accounts Receivable as of the close of business on Sunday of the immediately preceding week;

                  (vii) (A) on or before March 1st of each year, financial projections supplementing and superseding the financial projections for such period referred to in Section 6.01(h)(ii), prepared on a monthly basis and otherwise in form and substance satisfactory to the Agents, for the immediately succeeding Fiscal Year for the Parent and its Subsidiaries and (B) on or before the 45th day of each fiscal quarter, financial projections supplementing and superseding the financial projections for such period referred to in Section 6.01(h)(ii), prepared on a monthly basis and otherwise in form and substance satisfactory to the Agents, for each remaining quarterly period in such Fiscal Year, all such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent;

                  (viii) promptly after submission to any Government Authority, all documents and information furnished to such Government Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

                  (ix) as soon as possible, and in any event within 3 Business Days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which the Parent and its Subsidiaries propose to take with respect thereto;

                  (x) (A) as soon as possible and in any event (1) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

                  (xi) promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could have a Material Adverse Effect;

                  (xii) as soon as possible and in any event within 10 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Contract;

                  (xiii) promptly after the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

                  (xiv) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof;

                  (xv) upon request of any Agent, such evidence as such Agent may reasonably request of (A) the payment of any payroll taxes required to be paid by any Loan Party and (B) the amount of workers' compensation insurance coverage of the Loan Parties and the amount of any accrued and unpaid insurance premiums with respect thereto; and

                  (xvi) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as any Agent may from time to time may reasonably request.

         (b)      Additional Guaranties and Collateral Security. Cause:

                  (i) each Subsidiary of any Loan Party not in existence on the Effective Date, to execute and deliver to the Collateral Agent promptly and in any event within three days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (x) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (D) one or more mortgages creating on the real property of such Subsidiary a perfected, first priority Lien on such real property, a title insurance policy covering such real property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance satisfactory to the Collateral Agent, together with such other agreements, instruments and documents as the Collateral Agent may require whether comparable to the documents required under Section 7.01(o) or otherwise, and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and

                  (ii) each owner of the Capital Stock of any such Subsidiary to execute and deliver promptly and in any event within three days after the formation or acquisition of such Subsidiary a Pledge Agreement, together with (A) certificates evidencing all of the Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (D) such other agreements, instruments, approvals, legal opinions or other documents requested by the Collateral Agent;

         (c) Compliance with Laws, Etc. Comply, and cause each of their Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental
Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except, in either case, to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

         (d) Preservation of Existence, Etc. Maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, their existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary.

         (e) Keeping of Records and Books of Account. Keep, and cause each of their Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

         (f) Inspection Rights. Permit, and cause each of their Subsidiaries to permit, the Agents or any agents or representatives thereof at any time and from time to time upon reasonable notice to the Administrative Borrower, during normal business hours, at the expense of the Borrowers, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes, accounts receivable, deposit accounts and other assets of the Loan Parties and their Subsidiaries, to conduct audits, physical counts, valuations, appraisals, environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof, provided that such notice shall not be required and such examinations, visits and audits shall not be required to be during normal business hours if an Event of Default has occurred and is continuing. The Borrowers agree to pay the reasonable cost of such audit, appraisal, assessment or examination, provided, however, if no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to pay the cost of more than four (4) such audits, appraisals, assessments or examinations in any fiscal year.

         (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Subsidiaries to comply, at all times with the provisions of all material leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

         (h) Maintenance of Insurance. Maintain, and cause each of their Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Collateral Agent. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Collateral Agent may require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of Collateral Agent and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days' prior written notice to the Collateral Agent of the exercise of any right of cancellation. If the Loan Parties or any of their Subsidiaries fail to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Collateral Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, the Loan Parties and their Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         (i) Obtaining of Permits, Etc. (i) Obtain, maintain and preserve, and cause each of their Subsidiaries to obtain, maintain and preserve, all Permits which are necessary or useful in the proper conduct of its business and become or remain, and (ii) cause each of their Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except in either case of (i) or
(ii), where the failure to obtain, maintain or preserve such Permit is not reasonably likely to have a Material Adverse Effect.

         (j) Environmental. (i) Keep any property either owned or operated by them or any of their Subsidiaries free of any Environmental Liens; (ii) comply, and cause their Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Collateral Agent documentation of such compliance which the Collateral Agent reasonably requests; (iii) promptly notify the Agents of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Loan Parties or any of their Subsidiaries and take any Remedial Actions required to abate said Release;
(iv) promptly provide the Agents with written notice within 10 days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agents and the Lenders and their transferees, and their respective employees, agents, officers and directors (in the absence of their gross negligence or wilfull misconduct as finally determined by a court of competent jurisdiction), from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any property at any time owned or occupied by any Loan Party or any of its Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials and/or (D) any violation of any Environmental Law.

         (k) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of their Subsidiaries to take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as each Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of the Loan Parties and their Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Agent the rights now or hereafter intended to be granted to the Agents, the Lenders and the L/C Issuer under this Agreement or any other Loan Document.

         (l) Change in Collateral; Collateral Records. (i) Give the Collateral Agent not less than 20 days' prior written notice of any change in the location of any Collateral, other than to locations set forth on Schedule 7.01(l) and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise the Collateral Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver, and cause each of their Subsidiaries to execute and deliver, to the Collateral Agent for the benefit of the Lenders from time to time, solely for the Collateral Agent's convenience in maintaining a record of Collateral, such written statements and schedules as the Collateral Agent may reasonably require, designating, identifying or describing the Collateral.

         (m) Landlord Waivers; Collateral Access Agreements. Obtain at the time any Loan Party enters into a lease for real property not occupied on the Effective Date or delivers possession of Collateral to Persons that did not have possession of Collateral on the Effective Date a landlord's waiver from the landlord of such real property (which waiver may be contained in such lease) or a collateral access agreement from the Person that has possession of such Collateral, in form and substance reasonably satisfactory to the Collateral Agent.

         (n) Subordination. Cause all Indebtedness and other obligations now or hereafter owed by any Loan Party to any of its Affiliates, to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Agents and the Lenders in accordance with a subordination agreement in form and substance satisfactory to the Agents.

         (o) After Acquired Real Property. Upon the acquisition by any Loan Party or any of its Subsidiaries after the date hereof of any interest (whether fee or leasehold) in any real property (wherever located) (each such interest being an "After Acquired Property") (x) with a Current Value (as defined below) in excess of $250,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $200,000 in the case of leasehold interest, immediately so notify the Collateral Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (for purposes of this Section, the "Current Value"). The Collateral Agent shall notify such Loan Party whether it intends to require a mortgage and the other documents referred to below or in the case of leasehold, a leasehold mortgage or landlord's waiver (pursuant to Section 7.01(m) hereof). Upon receipt of such notice requesting a mortgage, the Person which has acquired such After Acquired Property shall immediately furnish to the Collateral Agent the following, each in form and substance satisfactory to the Collateral Agent: (i) a mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (ii) evidence of the recording of the mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Agents and the Lenders thereunder, (iii) a title insurance policy in form and substance acceptable to the Collateral Agent, (iv) a survey of such real property, certified to the Collateral Agent and to the issuer of the title insurance policy by a licensed professional survey or reasonably satisfactory to the Collateral Agent, (v) Phase I environmental assessment reports with respect to such real property, certified to the Collateral Agent by a company reasonably satisfactory to the Collateral Agent, (vi) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, (vii) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and the Collateral Agent, and (viii) such other documents or instruments (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. The Loan Parties shall pay all fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with their obligations under this Section 7.01(o).

         (p) Fiscal Year; Fiscal Quarter. Cause the fiscal year and each fiscal quarter of the Parent and its Subsidiaries to end on the dates set forth in the definitions of Fiscal Year and Fiscal Quarter, respectively, unless the Agents consent to a change in such Fiscal Year or Fiscal Quarter (and appropriate related changes to this Agreement).

         (q) Borrowing Base. Maintain all Revolving Loans and Letter of Credit Obligations in compliance with the then current Borrowing Base.

         (r) Lockbox Agreement. Within 30 days of the Effective Date, terminate all existing lockbox arrangements with LaSalle National Bank and the other Existing Lenders and establish one or more lockboxes in the name of the Administrative Agent in accordance with Section 8.01.

         (s) Landlord Waiver. Within 30 days of the Effective Date, provide to the Collateral Agent a landlord waiver, in form and substance satisfactory to the Collateral Agent, executed by the landlord with respect to the Loan Parties' chief executive office located at 1690 South Congress Avenue, Delray Beach, FL 33445.

         (t) Mortgages. Within 30 days after satisfaction of any mortgage on the existing real properties of the Loan Parties (other than in connection with the sale or other disposition of any such real property), deliver to the Collateral Agent a mortgage in accordance with Section 7.01(o) and such other documents as the Collateral Agent may reasonably require.

         (u) Acquisition Notes. Within 5 days of the Effective Date, deliver or cause to be delivered to the Collateral Agent, a fully executed copy of the Acquisition Note payable to Resource Dimensions, Inc., now known as Earl Pick, Inc., which was not delivered by the Loan Parties pursuant to Section 5.01(e)(xxii) of this Agreement, in form and substance satisfactory to the Collateral Agent.

     SECTION 7.02. Negative Covenants. So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Loan Parties shall not, unless the Required Lenders shall otherwise consent in writing:

         (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist any Lien upon or with respect to any of their properties, whether now owned or hereafter acquired, to file or suffer to exist under the Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names any Loan Party or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to any Loan Party or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

         (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of their Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

         (c) Fundamental Changes. Wind-up, liquidate or dissolve (or permit or suffer any Subsidiary thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of their business, property or assets, whether now owned or hereafter acquired, or (agree to do any of the foregoing) or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Subsidiaries to do any of the foregoing; provided, however, that

                  (i) any wholly-owned Subsidiary of any Loan Party (other than any Borrower) may be merged into such Loan Party or another such wholly-owned Subsidiary of such Loan Party, or may consolidate with another such wholly-owned Subsidiary of such Loan Party, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agent at least 30 days' prior written notice of such merger or consolidation, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation and (E) the surviving Subsidiary, if any, is a party to a Guaranty and a Security Agreement and the Capital Stock of which Subsidiary is the subject of a Pledge Agreement, in each case which is in full force and effect on the date of and immediately after giving effect to such merger or consolidation, provided that, notwithstanding the foregoing, the mergers and/or consolidations set forth on Schedule 7.02(c)(i) shall not be prohibited;

                  (ii)     any of the Loan Parties and their Subsidiaries may
(A) dispose of obsolete or worn-out equipment in the ordinary course of business, (B) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets and (C) sell or otherwise dispose of the real property located at 3348 North Pulaski Road, Chicago IL and at 724-28 West Belvedere Road, Chicago IL, provided that, in the case of clauses (A) and (B) above, the Net Cash Proceeds of such Dispositions do not exceed $250,000 in the aggregate in any twelve-month period and (y) in any case, such Net Cash Proceeds are paid to the Administrative Agent for the benefit of the Lenders pursuant to the terms of
Section 2.05(c)(v).

         (d) Change in Nature of Business. Make, or permit any of their Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.

         (e) Loans, Advances, Investments, Etc. Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) Investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) (A) loans and advances and capital contributions by any Borrower to any other Borrower and (B) loans and advances by any Loan Party to any other Person made in the ordinary course of business and not exceeding in the aggregate for all such Persons at any one time outstanding $1,000,000 and
(iii) Permitted Investments.

         (f) Lease Obligations. Create, incur or suffer to exist, or permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or

(ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties and their Subsidiaries in any Fiscal Year to exceed the amounts set forth in subsection (g) of this
Section 7.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations (other than obligations for the payment of rent for any real property leases with respect to the Loan Parties' office locations) owing by the Loan Parties and their Subsidiaries in any month to exceed $100,000.

         (g) Capital Expenditures. Make or commit or agree to make, or permit any of their Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all such Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed $2,000,000 in the Fiscal Year of the Parent ending April 1, 2001, $4,000,000 in the Fiscal Year of the Parent ending March 31, 2002, $4,750,000 in the Fiscal Year of the Parent ending March 30, 2003 and $1,700,000 for the period from April 1, 2003 through the Final Maturity Date.

         (h) Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any of capital to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party; provided, however, (i) Subsidiaries may make distributions to the Parent, (ii) the Parent may make tax indemnification payments to the original shareholders of the Parent in the Fiscal Year ended April 1, 2001 in an aggregate amount not to exceed $2,400,000, of which not less than $2,000,000 shall be from the proceeds of equity of the Parent sold to certain original shareholders of the Parent and (ii) the Parent may repurchase warrants issued pursuant to the Securities Purchase Agreement in accordance with the terms thereof, provided that such repurchase is paid for with Par Notes (as defined in the Securities Purchase Agreement), which Par Notes shall constitute Subordinated Indebtedness hereunder pursuant to the express terms of the Securities Purchase Agreement; provided, however, that at the election of the Collateral Agent which the Collateral Agent may and, upon the direction of the Required Lenders, shall make by notice to the Loan Parties, no such payment provided for in subclauses (i) and (ii) above shall be made if an Event of Default shall have occurred and be continuing or would result from the making of any such payment or, if either immediately before or after giving effect to any such payment, the Loans and Letter of Credit Obligations exceed the Borrowing Base.

         (i) Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loans to be margin loans under the provisions of Regulation T, U or X of the Board.

         (j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of their Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Loan Parties or such Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof and (ii) transactions among the Loan Parties.

         (k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of the Subsidiaries of any Borrower (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by such Borrower or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to such Borrower or any of its Subsidiaries, (iii) to make loans or advances to such Borrower or any of its Subsidiaries or (iv) to transfer any of its property or assets to such Borrower or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict:

                  (A)      this Agreement and the other Loan Documents;

                  (B) any agreements in effect on the date of this Agreement and described on Schedule 7.02(k);

                  (C)      any applicable law, rule or regulation
(including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

                  (D) in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

                  (E) in the case of clause (iv) any holder of a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

         (l) Limitation on Issuance of Capital Stock. Permit any Subsidiaries of the Parent to issue or sell or enter into any agreement or arrangement for the issuance and sale of any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants except to any Loan Party.

         (m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any Indebtedness of the Loan Parties or any of their Subsidiaries or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, or would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the issuer of such Indebtedness in any respect, (ii) except for (A) the Obligations, (B) Capitalized Lease Obligations and purchase money Indebtedness which is prepaid in the ordinary course of business of the Borrowers in an aggregate amount not to exceed $75,000, and (C) Subordinated Indebtedness evidenced by Acquisition Notes which is prepaid in an aggregate amount not to exceed $15,000 per month, make any voluntary or optional payment, prepayment, redemption or other acquisition for value of any Indebtedness of the Loan Parties or any of their Subsidiaries (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness, or make any prepayment, redemption or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, or (iii) amend, modify or otherwise change their certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by them, with respect to any of their Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of their Capital Stock except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

         (n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of their Subsidiaries to do any of the foregoing, that would cause them or any of their Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

         (o) Compromise of Accounts Receivable. Compromise or adjust any Account Receivable (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of their Subsidiaries to do so other than, provided no Default or Event of Default has occurred and is continuing, in the ordinary course of business of the Loan Parties or their Subsidiaries, as the case may be.

         (p) Environmental. Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by the Loan Parties or any of their Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

         (q) Certain Agreements. Agree to any material amendment or other material change to or material waiver of any of its rights under the AASI, the Voting Trust Agreement or any Material Contract.

     SECTION 7.03. Financial Covenants. So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Loan Parties shall not, unless the Required Lenders shall otherwise consent in writing:

         (a) Fixed Charge Coverage. Permit the Fixed Charge Coverage Ratio as of the end of each fiscal quarter set forth below to be greater than the applicable ratio set forth below:

                           Fiscal Quarter End                          Fixed Charge Coverage Ratio
                           ------------------                          ---------------------------

                           July 2, 2000                                         0.87 to 1
                           October 1, 2000                                      1.01 to 1
                           December 31, 2000                                    1.11 to 1
                           April 1, 2001                                        1.11 to 1
                           July 1, 2001                                         1.10 to 1
                           September 30, 2001                                   1.12 to 1
                           December 30, 2001                                    1.14 to 1
                           March 31, 2002                                       1.15 to 1
                           June 30, 2002                                        1.19 to 1
                           September 29, 2002                                   1.24 to 1
                           December 29, 2002                                    1.29 to 1
                           March 30, 2003                                       1.32 to 1

         (b) Consolidated EBITDA. Permit Consolidated EBITDA of the Parent and its Subsidiaries at the end of each fiscal quarter of the Parent and its Subsidiaries to be less than the applicable amount set forth below:

                           Fiscal Quarter Ending                            Consolidated EBITDA
                           ---------------------                            -------------------

                           July 2, 2000                                        $ 9,730,000
                           October 1, 2000                                     $11,210,000
                           December 31, 2000                                   $11,985,000
                           April 1, 2001                                       $12,010,000
                           July 1, 2001                                        $12,615,000
                           September 30, 2001                                  $13,510,000

                           Fiscal Quarter Ending                            Consolidated EBITDA
                           ---------------------                            -------------------

                           December 30, 2001                                   $14,370,000
                           March 31, 2002                                      $14,860,000
                           June 30, 2002                                       $15,100,000
                           September 29, 2002                                  $15,459,000
                           December 29, 2002                                   $15,774,000
                           March 30, 2003                                      $15,951,000

         (c) Leverage Ratio. Permit the ratio of (i) the aggregate outstanding principal amount of all Revolving Loans and the Term Loan A to (ii) Consolidated EBITDA of the Parent and its Subsidiaries; as of each period of twelve (12) consecutive months for which the last month ends during the period set forth below to be greater than the applicable ratio set forth below:

                           Month End                                          Leverage Ratio
                           ---------                                          --------------

                           On or before October 1, 2000                          3.5 to 1
                           Each month-end thereafter                             3.0 to 1

         (e) Tangible Net Worth. Permit Consolidated Tangible Net Worth of the Parent and its Subsidiaries as at the end of each fiscal quarter of the Parent and its Subsidiaries set forth below to be less than the applicable amount set forth below:


                           Fiscal Quarter Ending                            Tangible Net Worth
                           ---------------------                            ------------------
                           July 2, 2000                                       $(27,400,000)
                           October 1, 2000                                    $(18,855,000)
                           December 31, 2000                                  $(18,065,000)
                           April 1, 2001                                      $(17,820,000)
                           July 1, 2001                                       $(16,955,000)
                           September 30, 2001                                 $(15,801,000)
                           December 30, 2001                                  $(15,225,000)
                           March 31, 2002                                     $(14,360,000)
                           June 30, 2002                                      $(12,440,000)
                           September 29, 2002                                 $(10,515,000)
                           December 29, 2002                                  $ (8,595,000)
                           March 30, 2003                                     $ (6,670,000)

                                  ARTICLE VIII

                      MANAGEMENT, COLLECTION AND STATUS OF
                    ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

     SECTION 8.01. Collection of Accounts Receivable; Management of Collateral.
(a) Within on or prior to the Effective Date, the Borrowers shall assist the Administrative Agent in (i) establishing, and, during the term of this Agreement, maintaining one or more lockboxes in the name of the Administrative Agent which shall be identified in writing (collectively, the "Lockboxes") with the financial institutions set forth in such writing or such other financial institutions selected by the Borrowers and acceptable to the Administrative Agent in its sole discretion (each being referred to as a "Lockbox Bank"), and
(ii) establishing, and during the term of this Agreement, maintaining an account (a "Collection Account" and, collectively, the "Collection Accounts") in the name of the Administrative Agent with each Lockbox Bank. The Borrowers shall irrevocably instruct their Account Debtors, with respect to Accounts Receivable of the Borrowers, to remit all payment to be made by checks or other drafts to the Lockboxes and to remit all payments to be made by wire transfer or by Automated Clearing House, Inc. payments as directed by the Administrative Agent and shall instruct each Lockbox Bank to deposit all amounts received in its Lockbox to the Collection Account at such Lockbox Bank on the day received or, if such day is not a Business Day, on the next succeeding Business Day. Until the Administrative Agent has advised the Administrative Borrower to the contrary after the occurrence and during the continuance of an Event of Default, the Borrowers may and will enforce, collect and receive all amounts owing on the Accounts Receivable of the Borrowers for the Administrative Agent's benefit and on the Administrative Agent's behalf, but at the Borrowers' expense; such privilege shall terminate, at the election of any Agent, upon the occurrence and during the continuance of any Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by the Borrowers from any Account Debtor, as proceeds from Accounts Receivable of the Borrowers, or as proceeds of any other Collateral, shall be held by the Borrowers in trust for the Agents and the Lenders and upon receipt be deposited by the Borrowers in original form and no later than the next Business Day after receipt thereof into a Collection Account. The Borrowers shall not commingle such collections with the Borrowers' own funds or the funds of any Subsidiary or Affiliate of the Borrowers or with the proceeds of any assets not included in the Collateral. The Administrative Agent shall charge the Loan Account on the last day of each month with two (2) collection days for all such collections. Subject to the provisions of Section 2.05(c)(v) hereof, all funds received in the Collection Account shall be sent by wire transfer or Automated Clearing House Inc. payment to the Payment Office to be credited to the Administrative Agent's Account for application at the end of each Business Day to reduce the then principal balance of the Revolving Loans, conditional upon final payment to the Administrative Agent. No checks, drafts or other instrument received by the Administrative Agent shall constitute final payment to the Administrative Agent unless and until such instruments have actually been collected.

         (b) After the occurrence and during the continuance of an Event of Default, the Collateral Agent may send a notice of assignment and/or notice of the Lenders' security interest to any and all Account Debtors or third parties holding or otherwise concerned with any of the Collateral, and thereafter the Collateral Agent shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. The Borrowers shall not, without prior written consent of the Collateral Agent, grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, in the absence of a continuing Event of Default, as permitted by Section 7.02(o).

         (c) The Borrowers hereby appoint each Agent or its designee on behalf of such Agent as the Borrowers' attorney-in-fact with power exercisable during the continuance of any Event of Default to endorse the Borrowers' names upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable, to sign the Borrowers' names on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors with respect to Accounts Receivable, assignments and verifications of Accounts Receivable and notices to Account Debtors with respect to Accounts Receivables, to send verification of Accounts Receivable, and, to notify the Postal Service authorities to change the address for delivery of mail addressed to the Borrowers to such address as such Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designate shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans, Reimbursement Obligations, Letter of Credit Obligations and other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

         (d) Nothing herein contained shall be construed to constitute any Agent as agent of the Borrowers for any purpose whatsoever, and the Agents shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Agents constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Agents constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents, by anything herein or in any assignment or otherwise, do not assume any of the obligations under any contract or agreement assigned to any Agent and shall not be responsible in any way for the performance by the Borrowers of any of the terms and conditions thereof.

         (e) If any Account Receivable includes a charge for any tax payable to any Governmental Authority, the Agents are hereby authorized (but in no event obligated) in their discretion to pay the amount thereof to the proper taxing authority for the Borrowers' account and to charge the Borrowers therefor. The Administrative Borrower shall notify the Agents if any Account Receivable includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Agents shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

     SECTION 8.02. Accounts Receivable Documentation. The Borrowers will at such intervals as the Agents may reasonably require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Agents and furnish such further schedules and/or information as any Agent may require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advises, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Administrative Borrower shall notify the Agents of any non-compliance in respect of the representations, warranties and covenants contained in Section 8.03. The items to be provided under this Section
8.02 are to be in form reasonably satisfactory to the Agents and are to be executed and delivered to the Agents from time to time solely for their convenience in maintaining records of the Collateral. The Borrowers' failure to give any of such items to the Agents shall not affect, terminate, modify or otherwise limit the Collateral Agent's Lien on the Collateral. The Borrowers shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrowers' industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Agents and providing the Agents with copy of such re-billing, identifying the same as such. If the Borrowers become aware of anything materially detrimental to any of the Borrowers' customers' credit, the Administrative Borrower will promptly advise the Agents thereof.

     SECTION 8.03. Status of Accounts Receivable and Other Collateral. With respect to Collateral of any Loan Party at the time the Collateral becomes subject to the Collateral Agent's Lien, each Loan Party covenants, represents and warrants: (a) such Loan Party shall be the sole owner, free and clear of all Liens except in the favor of the Agent for the benefit of the Lenders or otherwise permitted hereunder, and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to any absolute sale and delivery upon the specified terms of goods sold or services rendered by the such Loan Party; (c) no Account Receivable shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in such Loan Party's business and as otherwise disclosed to the Agents in writing, and to such Loan Party's knowledge, each Account Receivable will be paid when due; (d) none of the transactions underlying or giving rise to any Account Receivable shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such Loan Party at or before the time such Accounts Receivable is created; (f) all agreements, instruments and other documents relating to any Account Receivable shall be true and correct and in all material respects what they purport to be; (g) all signatures and endorsements that appear on all material agreements, instruments and other documents relating to Account Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) such Loan Party shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agents shall reasonably require; (i) such Loan Party shall immediately notify the Agents if any accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof and will execute any instruments and take any steps required by the Agents in order that all monies due or to become due under any such contract shall be assigned to the Collateral Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act; (j) such Loan Party will, promptly upon learning thereof, report to the Agents any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Collateral Agent for the benefit of the Lenders as additional Collateral; (l) such Loan Party shall not re-date any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; and (m) such Loan Party is not and shall not be entitled to pledge the Agents' or the Lenders' credit on any purchases or for any purpose whatsoever.

     SECTION 8.04. Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Collateral Agent may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent who shall have full authority to do all acts necessary to protect the Agents' and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent may reasonably request to preserve the Collateral. All reasonable costs and expenses incurred by the Collateral Agent by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     SECTION 9.01. Events of Default. If any of the following Events of Default shall occur and be continuing:

         (a) the Borrowers shall fail to pay any principal of or interest on any Loan, any Collateral Agent Advance, any Reimbursement Obligation or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

         (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the

Agents, the L/C Issuer or the Lenders pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

         (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Article VII or Article VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 5 of any Security Agreement to which it is a party or Section 6 of any Pledge Agreement to which it is a party;

         (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this
Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the date written notice of such default shall have been given by the Collateral Agent to such Loan Party;

         (e) any Loan Party shall fail to pay any principal of or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Notes and the Pro Select Notes) in excess of $100,000 or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

         (f) any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

         (g) any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

         (h) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

         (i) any Security Agreement, any mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Lenders on any Collateral purported to be covered thereby;

         (j) one or more judgments or orders for the payment of money exceeding $250,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (j) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

         (k) any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal any Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $100,000 or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof such Loan Party's, or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $100,000;

         (l) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $100,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of
the Internal Revenue Code, the liability is in excess of such amount);

         (m)      a Change of Control shall have occurred; or

                  (n) an event or development occurs which has a Material Adverse Effect,

                  then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate the Commitments, whereupon the Commitments shall terminate immediately, (ii) declare all Loans and Reimbursement Obligations then outstanding to be due and payable, whereupon the aggregate principal of such Loans and Reimbursement Obligations, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this
Section 9.01, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, the Commitments shall automatically terminate and the Loans and Reimbursement Obligations then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party. Upon demand by the Administrative Agent after the occurrence and during the continuation of any Event of Default, the Borrowers shall deposit with the Administrative Agent with respect to each Letter of Credit then outstanding cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Administrative Agent in a joint non-interest bearing account maintained at the Payment Office of the Administrative Agent as security for, and to provide for the payment of, the Letter of Credit Obligations.

                                    ARTICLE X

                                      AGENT

     SECTION 10.01. Appointment. Each Lender (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for the Agents' inadvertent failure to distribute any such notices or agreements to the Lenders and (iii) subject to
Section 10.03 of this Agreement, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the L/C Issuer shall not be required to refuse to honor a drawing under any Letter of Credit and the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

     SECTION 10.02. Nature of Duties. The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any Loan Document. If any Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders have instructed such Agent to act or refrain from acting pursuant hereto.

     SECTION 10.03. Rights, Exculpation, Etc. The Agents and their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Note as the holder thereof until the Agents receive written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to such Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Collateral Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.07(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

     SECTION 10.04. Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

     SECTION 10.05. Indemnification. To the extent that any Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify such Agent and the L/C Issuer from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent or the L/C Issuer in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by such Agent or the L/C Issuer under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from any Agent's or the L/C Issuer's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement.

     SECTION 10.06. Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder, the Loans made by it and the Notes issued to or held by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers as if it were not acting as an Agent pursuant hereto without any duty to account to the Lenders.

     SECTION 10.07.   Successor Agent.

         (a) Each Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and
(c) below or as otherwise provided below.

         (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrowers. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

         (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, with the consent of the other Agent and, if an Event of Default is not continuing, the Borrowers, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Required Lenders, with the consent of other Agent and, if an Event of Default is not continuing, the Borrowers, appoint a successor Agent as provided above.

     SECTION 10.08.   Collateral Matters.

         (a) The Collateral Agent may from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances ("Collateral Agent Advances") which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans, Reimbursement Obligations, Letter of Credit Obligations and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.05. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral. The Collateral Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. The Collateral Agent shall notify each Lender and the Administrative Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Collateral Agent Advance. If such funds are not made available to the Collateral Agent by such Lender the Collateral Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

         (b) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitments and payment and satisfaction of all Loans, Reimbursement Obligations, Letter of Credit Obligations, and all other Obligations which have matured and which the Collateral Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of any Loan Party's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

         (c) Without in any manner limiting the Collateral Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

         (d) The Collateral Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender.

         (e) Each Agent and each Lender hereby appoints each other Agent and Lender as agent for the purpose of perfecting the Liens of the Agents and the Lenders in Collateral which, in accordance with Article 9 of the Code can be perfected only by possession. Should the Administrative Agent or any Lender obtain possession of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent's instructions.

                                   ARTICLE XI

                                    GUARANTY

     SECTION 11.01. Guaranty; Limitation of Liability. (a) Subject to paragraph
(b) of this Section 11.01, each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agents, the Lenders and the L/C Issuer in enforcing any rights under the guaranty set forth in this Article. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Agents, the Lenders and the L/C Issuer under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrowers.

         (b)      Notwithstanding anything to the contrary contained in this
Section 11.01, the maximum liability of any Guarantor under this Article XI shall not exceed the larger of (i) the sum of (A) that portion of the Loans the proceeds of which are used by any Borrower to make Valuable Transfers (as hereinafter defined) to such Guarantor, plus (B) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined) of such Guarantor as of the date hereof and prior to giving effect to Valuable Transfers and (ii) the maximum amount that, after giving effect to the incurring of such Guarantor's obligations hereunder would not render such Guarantor "insolvent" or "unable to pay its debts as they mature" or "leave such Guarantor with an unreasonably small capital," within the meaning of such terms and expressions under the United States Bankruptcy Code, 11 U.S.C. ss.101 et seq. or the Uniform Fraudulent Conveyance

Act or the Uniform Fraudulent Transfer Act or any other applicable law. The need for any such limitation shall be determined, and any such limitation shall be effective, at the time or times that such Guarantor is deemed, under applicable law, to incur obligations hereunder. This Section 11.01(b) is intended solely to preserve the rights of each Lender to the maximum extent permitted by applicable law and to assure to such Lenders the recovery under this Article XI that may be achieved consistently with applicable law. This Section 11.01(b) does not confer upon any Borrower, any Guarantor or any other Person, and no such party shall have hereunder, any rights such party does not otherwise have under applicable law. For purposes of this Section 11.01(b), "Adjusted Net Worth" shall mean, as of any date of determination thereof, the excess of (v) the aggregate value of the assets of any Guarantor as of the date of such determination, determined in accordance with the federal or state law under which the determination is being made, over (w) the aggregate amount of all liabilities of such Guarantor determined in accordance with the same federal or state law, and "Valuable Transfer" shall mean (x) all loans, advances or capital contributions made to any Guarantor with proceeds of the Loans, (y) the fair market value of all property acquired with proceeds of the Loans and transferred to such Guarantor and (z) the interest on and the fees in respect of the Loans, the proceeds of which are used to make such a Valuable Transfer.

         (c) Each Guarantor agrees that its obligations under this Article XI may at any time and from time to time exceed the amount of the liability of such Guarantor without impairing this guaranty or affecting the rights and remedies of the Agents and the Lenders hereunder.

         (d) No payment or payments made by any Borrower, any other Guarantor or any other Person or received or collected by the Agents or any Lender from any Borrower, any other Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time, or from time to time, in reduction of or in payment of any Guarantor's obligations hereunder shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for its obligations hereunder up to the maximum liability of such Guarantor until its obligations are paid in full and the Commitments are terminated.

     SECTION 11.02. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders or the L/C Issuer with respect thereto. The obligations of each Guarantor under this Article are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action or actions. The liability of each Guarantor under this Article shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

         (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrowers or otherwise;

         (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

         (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Borrower; or

         (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agents, the Lenders or the L/C Issuer that might otherwise constitute a defense available to, or a discharge of, such Guarantor, the Borrowers or any other guarantor or surety.

         This Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

     SECTION 11.03. Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article and any requirement that the Agents, the Lenders or the L/C Issuer exhaust any right or take any action against the Borrowers or any other Person or any collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article, and acknowledges that this Article is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     SECTION 11.04. Continuing Guaranty; Assignments. This Article is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agents, the Lenders and the L/C Issuer and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Loans, the Reimbursement Obligations and the Letter of Credit Obligations owing to it and any Note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

     SECTION 11.05. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against the Borrowers or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agents and the Lenders against the Borrowers or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrowers or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Article shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agents and the Lenders and shall forthwith be paid to the Agents and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Article thereafter arising. If (i) any Guarantor shall make payment to the Agents and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of Guaranteed Obligations and all other amounts payable under this Article shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Agents and the Lenders will, at such Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                   ARTICLE XII

                                  MISCELLANEOUS

     SECTION 12.01. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following addresses:

     Outsource International, Inc.
     1690 South Congress Avenue
     Delray Beach, Florida 33445
     Attention:  Chief Financial Officer

     Telephone:  561-454-3500
     Telecopier: 561-454-3641

     and

     Outsource International, Inc.
     1690 South Congress Avenue
     Delray Beach, Florida 33445
     Attention:  General Counsel

     Telephone:  561-454-3500
     Telecopier: 561-454-3641

     With a copy to:

     Akerman Senterfitt
     350 East Las Olas Boulevard, Suite 1600
     Fort Lauderdale, Florida 33301
     Attention:  Donn Beloff, Esq.

     Telephone:  954-468-2478
     Telecopier: 954-463-2224

     if to the Administrative Agent, to it at the following address:

     The CIT Group/Business Credit, Inc.
     5420 LBJ Freeway Suite 200
     Dallas, Texas  75240
     Attention: Jared Morris

     Telephone:  972-455-1650
     Telecopier: 972-455-1690

     if to the Collateral Agent, to it at the following address:

     Ableco Finance LLC
     450 Park Avenue, 28th Floor
     New York, New York  10022
     Attention:  Eric F. Miller

     Telephone:  212-891-2100
     Telecopier: 212-758-5305
     with a copy to:

     Schulte Roth & Zabel LLP
     900 Third Avenue
     New York, New York  10022
     Attention:  Frederic L. Ragucci, Esq.

     Telephone:  212-756-2000
     Telecopier: 212-593-5955

     or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to any Agent or the L/C Issuer pursuant to Articles II and III shall not be effective until received by such Agent or the L/C Issuer, as the case may be.

     SECTION 12.02. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any Note, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given provided, however, that no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans or the Reimbursement Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Commitment, (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share", (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Lenders, or release any Borrower or any Guarantor, (vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement, or (vii) amend the definition of "Eligible Accounts Receivable" or "Borrowing Base", in the case of items (ii) through (vii), without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

         (b) The Administrative Agent and CIT, in its capacity as a Lender, on the one hand, and the Collateral Agent and Ableco and its Affiliates, in its capacity as a Lender, on the other hand, have executed an agreement on the Effective Date pursuant to which the Administrative Agent, CIT, the Collateral Agent and Ableco and its Affiliates have agreed, among other things, to certain voting arrangements relative to matters requiring the approval of the Lenders. The rights and duties of the Administrative Agent, CIT, the Collateral Agent, and Ableco and its Affiliates, with respect to such matters, are subject to such Agreement.

     SECTION 12.03. No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

     SECTION 12.04. Expenses; Taxes; Attorneys' Fees. Subject to the provisions of Section 4.01 hereof, the Borrowers will pay on demand, all reasonable costs and expenses incurred by or on behalf of the Agents (and, in the case of clauses
(c) through (m) below, the Lenders), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agents (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (including, without limitation, the preparation of any additional Loan Documents, pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.02(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agents or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents' or the Lenders' claims against the Borrowers and each other Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agents or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any other Loan Party, (j) the receipt by the Agents or the Lenders of any advice from professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrowers and each other Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Borrowers and any other Loan Party, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by any Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree to save the Agents and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

     SECTION 12.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrowers (any such notice being expressly waived by the Borrowers) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Lender agrees to notify the Administrative Borrower promptly after any such set-off and application made by such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application.

     SECTION 12.06. Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 12.07.   Assignments and Participations.

         (a) This Agreement and the Notes shall be binding upon and inure to the benefit of the Borrowers and the other the Loan Parties and each Agent and each Lender and their respective successors and assigns; provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Notes, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

         (b) Each Lender may, with the written consent of the Collateral Agent, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the

Loans made by it, the Notes held by it and its Pro Rata Share of Letter of Credit Obligations); provided, however, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment) and (ii) the parties to each such assignment shall execute and deliver to the Collateral Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment and such parties shall deliver to the Collateral Agent a processing and recordation fee of $5,000. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (i) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any of their Subsidiaries or the performance or observance by the Loan Parties of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the Assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                  (ii) The Collateral Agent shall maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the

Commitments of, and principal amount of the Loans and Letter of Credit Obligations owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (iii) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, the Collateral Agent shall, if the Collateral Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Administrative Borrower, (iii) record the information contained therein in the Register, and (iv) prepare and distribute to each Lender and the Administrative Borrower a revised Schedule 1.01(A) hereto after giving effect to such assignment, which revised Schedule 1.01(A) shall replace the prior Schedule 1.01(A) and become part of this Agreement.

                  (iv) A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Agents shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                  (v) In the event that any Lender sells participations in the Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                  (vi) Any foreign Person who purchases or is assigned or participates in any portion of such Loan shall provide the Agents (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Loan.

         (c) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments, the Loans made by it and its Pro Rata Share of the Letter of Credit Obligations); provided, that (i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans or Letter of Credit Obligations, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or the Borrowers or any Guarantor (except as set forth in Section 10.08 of this Agreement or any Loan Document).

     SECTION 12.08. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     SECTION 12.09. GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     SECTION 12.10. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPT IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE LOAN PARTIES AT THEIR ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS OR THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER

MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 12.11. WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENTS AND THE LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT.

     SECTION 12.12. Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which the Borrowers and any other Loan Party are parties and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

     SECTION 12.13. No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

     SECTION 12.14. Reinstatement; Certain Payments. If any claim is ever made upon any Agent, any Lender or the L/C Issuer for repayment or recovery of any amount or amounts received by such Agent, such Lender or the L/C Issuer in payment or on account of any of the Obligations, such Agent, such Lender or the L/C Issuer shall give prompt notice of such claim to each other Agent and Lender and the Administrative Borrower, and if such Agent, such Lender or the L/C Issuer repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Agent, such Lender or the L/C Issuer or any of their property, or (ii) any good faith settlement or compromise of any such claim effected by such Agent, such Lender or the L/C Issuer with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Note or other instrument evidencing the Obligations or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Agent, such Lender or the L/C Issuer hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Agent, such Lender or the L/C Issuer.

     SECTION 12.15. Indemnification. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Agent, each Lender, the L/C Issuer and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent's or any Lender's furnishing of funds to the Borrowers or the L/C Issuer's issuing of Letters of Credit for the account of the Borrowers under this Agreement, including, without limitation, the management of any such Loans, the Reimbursement Obligations or the Letter of Credit Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this
Section 12.15 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

     SECTION 12.16. The Parent as Agent for Borrowers. Each Borrower hereby irrevocably appoints the Parent as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agents with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agents and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided, (b) the Agents and the Lenders relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Agents or any Lender hereunder or under the other Loan Documents.

         SECTION 12.17. Records. The unpaid principal of and interest on the Notes, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the Closing Fee, Loan Servicing Fee, the Unused Line Fee, the Letter of Credit Fee and Commitment Fee, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

         SECTION 12.18. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, each Guarantor, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of the Borrowers, each Guarantor, each Agent and each Lender, and their respective successors and assigns, except that the Borrowers and the Guarantors shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

         SECTION 12.19. Confidentiality. Each Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any Agent or any Lender, (iii) to examiners, auditors, accountants or Securitization Parties, (iv) in connection with any litigation to which any Agent or any Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19. Each Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause
(iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that the each Loan Party acknowledges that each Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that each Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

                                  ARTICLE XIII

                     ISSUANCE OF EQUITY INTERESTS TO LENDERS

         SECTION 13.01. Authorization and Issuance of Warrants. On the Effective Date, the Parent shall issue to the Lenders with a Term B Loan Commitment one or more warrant certificates covering the purchase of up to 200,000 shares of the Common Stock of the Parent, exercisable if any Letter of Credit is drawn, substantially in the form of Exhibit M hereto (such certificates, together with the rights to purchase Common Stock provided thereby and all warrant certificates covering such stock issued upon transfer, division or combination of, or in substitution for, any thereof, being herein called the "Warrants") subject to adjustment in accordance with the terms of the Warrants. It is understood and agreed that the Warrants contain provisions affecting the number of shares of Common Stock that may be acquired by the holder of such Warrant or issued by the Parent, which provisions are set forth in the Warrants.

         SECTION 13.02.  Securities Act Matters.


                  (a) Each Lender with a Term B Loan Commitment represents and warrants to the Parent that:

                           (i) Such Lender is acquiring the Warrants hereunder for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of such Lender at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrants or Warrant Stock held by it.

                  (ii) Such Lender is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         (b) The Parent represents and warrants to each Lender with a Term B Loan Commitment that:

                  (i) Assuming the truth and accuracy of the Lenders' representations and warranties contained in Section 13.02(a), the issuance of the Warrants to the Lenders hereunder and the issuance of shares of Common Stock to the Lenders pursuant to the Warrants are exempt from the registration and prospectus delivery requirements of the Securities Act.

                  (ii) All stock and securities of the Parent heretofore issued and sold by the Parent were, and all securities of the Parent issued and sold by the Parent on and after the date hereof are or will be, issued and sold in accordance with all applicable laws including, without limitation, the Securities Act.

                  (iii) The Parent agrees that neither it nor any Person acting on its behalf has offered or will offer the Warrants or Warrant Stock or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Warrants or Warrant Stock hereunder within the provisions of the registration and prospectus delivery requirements of the Securities Act.

     SECTION 13.03. Certain Taxes. The Parent shall pay all taxes (other than federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants or Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold the Lenders harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Parent under this Section 13.03 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Parent, any termination of this Agreement, and any cancellation or termination of the Warrants.

     SECTION 13.04. Cancellation and Issuance. If any Lender with a Term Loan B Commitment assigns or otherwise transfers all or any of its Term Loans B (including by selling participations therein) to any Person, such Lender may request (upon 10 days' prior notice to the Parent) that (a) a number of Warrants held by such Lender be canceled on the date of such assignment and transfer and
(b) a like number of Warrants be issued by the Parent to the Person to whom such Term Loans B are being assigned or otherwise transferred. Upon the date specified in such request:

                  (i) The Parent shall issue, and such Lender shall surrender (or cause to be surrendered) for cancellation, such number of Warrants as aforesaid, provided that such issuance shall not violate the Securities Act or any applicable state securities laws;

                  (ii) each Person that receives Warrants will deliver a certificate to the Parent affirming the representations and warranties contained in Section 13.02(a) hereof as of such date; and

                  (iii) The Parent will deliver a certificate to each Person that receives Warrants affirming the representations and warranties contained in Section 13.02(b) hereof as of such date.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  BORROWERS:

                                  OUTSOURCE INTERNATIONAL, INC.

                                  By:  /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  OUTSOURCE INTERNATIONAL OF AMERICA, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  OUTSOURCE FRANCHISING, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  GUARDIAN EMPLOYER EAST, LLC

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  GUARDIAN EMPLOYER WEST, LLC

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  GUARANTORS:

                                  CAPITAL STAFFING FUND, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  OUTSOURCE FUNDING CORPORATION

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  SYNADYNE I, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  SYNADYNE II, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  SYNADYNE III, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  SYNADYNE IV, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  SYNADYNE V, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  EMPLOYEES INSURANCE SERVICES, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  MASS STAFF, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  STAFF ALL, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  OUTSOURCE OF NEVADA, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  EMPLOYMENT CONSULTANTS, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  X-TRA HELP, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:   Vice President

                                  CO-STAFF, INC.

                                  By: /s/ Jon H. Peterson
                                     ------------------------
                                     Name: Jon H. Peterson
                                     Title:  Vice President

                                  COLLATERAL AGENT AND LENDER:

                                  ABLECO FINANCE LLC

                                  By:  /s/ Kevin P. Genda
                                     -------------------------------
                                     Name: Kevin P. Genda
                                     Title:   Senior Vice President

                                  ADMINISTRATIVE AGENT AND LENDER:

                                  THE CIT GROUP/BUSINESS CREDIT, INC.

                                  By:  /s/ Eric Malloy
                                     -------------------------------
                                     Name: Eric Malloy
                                     Title:   Assistant Vice President

                                  LENDERS:

                                  A2 FUNDING LP

                                  By:  A2 Fund Management LLC,
                                       its General Partner

                                  By:  /s/ Kevin P. Genda
                                     -------------------------------
                                     Name: Kevin P. Genda
                                     Title:   Senior Vice President

                                  ABLECO HOLDING LLC

                                  By:  /s/ Kevin P. Genda
                                     -------------------------------
                                     Name: Kevin P. Genda
                                     Title:   Senior Vice President